ONE DAY A HARE WAS MAKING FUN OF A TORTOISE FOR BEING SO SLOW UPON HIS FEET. "WAIT A BIT," SAID THE TORTOISE, "I'LL RUN A RACE WITH YOU, AND I'LL WAGER THAT I'LL WIN." THE HARE, WHO WAS MUCH AMUSED AT THE IDEA, SAID "LET'S TRY AND SEE..." WHEN THE TIME CAME BOTH STARTED OFF TOGETHER... THE HARE NEARLY TURNED A SOMERSAULT IN HIS HASTE, WHILE THE TORTOISE BEGAN AT A SLOW BUT STEADY PACE. MEANWHILE THE TORTOISE KEPT PLODDING ON AND ON AND ON. SOON THE HARE WAS SO FAR AHEAD HE THOUGHT HE MIGHT AS WELL HAVE A REST, SO DOWN HE LAY AND FELL FAST ASLEEP...AS THE TORTOISE PLODDED ON...AND ON. SUDDENLY THE HARE WOKE UP WITH A START. WHAT WAS THE TIME? WHERE WAS THE TORTOISE? HE DASHED ON AT HIS FASTEST PACE...ONLY TO FIND THAT THE TORTOISE HAD ALREADY WON THE RACE. SLOW & STEADY WINS THE RACE.

[20 YEARS OF PATIENT INVESTING(SM) LOGO]

QUARTERLY REPORT / DECEMBER 31, 2002

THE PATIENT INVESTOR

[ARIEL MUTUAL FUNDS LOGO]

ARIEL FUND / ARIEL APPRECIATION FUND
ARIEL PREMIER GROWTH FUND / ARIEL PREMIER BOND FUND

IMPORTANT SHAREHOLDER NEWS

We are delighted to announce Ariel Mutual Funds was awarded the National Association of Investors Corporation's (NAIC) 2002 Nicholson Award for the financial services industry's best annual report in the medium sized company category. Since our founding in 1983, we at Ariel have worked diligently to provide outstanding shareholder communication. We are grateful to have received this recognition.

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com

[20 YEARS OF PATIENT INVESTING(SM) LOGO]

TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

The Patient Investor                                                           2

Value Company in Focus                                                         6

Value Company Updates                                                          8

Ariel Value Funds                                                             10

Schedule of Value Investments                                                 12

Value Statistical Summary                                                     16

Ariel Premier Growth Fund                                                     18

Growth Company Updates                                                        20

Schedule of Growth Investments                                                22

Growth Statistical Summary                                                    24

Ariel Premier Bond Fund                                                       26

Schedule of Bond Investments                                                  28

Board of Trustees                                                             36

SLOW AND STEADY WINS THE RACE.-AESOP
[THE PATIENT INVESTOR(R) LOGO]

DEAR FELLOW SHAREHOLDER: For the trying quarter ended December 31, 2002, the small cap value issues comprising Ariel Fund gained +1.66%. Unfortunately, these results lagged the style similar Russell 2000 Value Index, which rose +4.92%, as well as the broad market as measured by the Standard & Poor's 500 Index, which jumped +8.44% over the same three months. Similarly, the +5.38% rise of the mid-cap value holdings of Ariel Appreciation Fund also failed to keep pace with the +7.07% gain posted by the Russell Midcap Value Index. While we are never pleased to lag, in a market propelled at year-end by the volatile stocks we traditionally avoid, our performance shortfalls are understandable. More specifically, our low exposure to technology-related issues that surged +17.59% in the fourth quarter caused our most recent results to suffer. However, it is worth noting that these exact same securities have been on life support for the past three years and our avoidance of them has insulated our portfolios since the market's downturn began in March 2000.

Notwithstanding year-end, the relative twelve-month results for both funds were better. In fact, Ariel Fund's -5.18% loss for the year ended December 31, 2002, solidly outperformed the Russell 2000 Value Index, which fell -11.43% as well as the big stocks of the S&P 500 Index which plummeted -22.10%. Although Ariel Appreciation did not perform as well, the Fund held its own. Its -10.36% return was just slightly behind the -9.65% loss of the Russell Midcap Value Index. To put these numbers in perspective, the mutual fund ranking company Lipper, Inc. reported that the average domestic equity fund lost more than 20% of its value in 2002. Having sidestepped the severity of the market's freefall, Ariel and Ariel Appreciation place at the top of their respective peer groups over longer periods. Specifically, Ariel Fund continues to hold its first place ranking of the 12 small cap core funds in existence since its November 1986 inception. Not to be overshadowed, Ariel Appreciation Fund is the third best of 172 mid cap core funds for the three-year period ended December 31, 2002.*

* According to Lipper, Ariel Fund ranked 16 out of 413, 21 out of 212, and 5 out of 50 small cap core funds for the one-, five- and ten-year periods ended 12/31/02. Ariel Appreciation Fund ranked 22 out of 274, 20 out of 109 and 5 out of 27 mid-cap core funds for the one-, five- and ten-year periods ended 12/31/02. Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

DOOM AND GLOOM

A fog of pessimism looms on Wall Street. From individuals to professional money managers, investors are bemoaning the stock market. Indeed, 2002 was a year where the news seemed to only go from bad to worse--from rampant global unrest (Iraq, Afghanistan and Israel); to endless corporate scandals (Enron, Tyco and ImClone); to history-making bankruptcies (Kmart and WorldCom); to an ailing economy (6% unemployment). The stock market logged its third consecutive year of losses--something that hasn't happened in 60 years. The Dow Jones Industrial Average posted its sharpest drop since 1977 and the S&P 500 made its worst showing since 1974. Confronted with $2.8 trillion in stock market losses for the year and a total of $7 trillion over the past two years, investors voted with their feet. As such, stock mutual funds reported net outflows for the first time since 1988--$20 billion at last count through November. Even the media appears to have thrown in the towel, as evidenced by the grim outlook in the January 2, 2003 edition of THE WALL STREET JOURNAL which stated, "It could be years before...companies get back to normal. During that time, profits and stock prices could suffer repeatedly."

As is typical of Wall Street's pundits, today's gloom is an about-face from this time last year when hope sprang eternal and most everyone believed stocks were poised for a rebound. A recent issue of Barron's showed the 2002 predictions for 22 experts appearing on WALL STREET WEEK WITH LOUIS RUKEYSER. On average, they anticipated the Dow would close-out the year at 11,310. The Dow's actual closing number? 8,342. Clearly, their expectations were not met. By contrast, in our year-end 2001 issue of THE PATIENT INVESTOR, we wrote, "...despite the prevailing view that the economy will pick up in 2002, we believe stocks could still be held back..." This contrary point of view earned us the dubious designation as the "Chicago Bears." Now, just as the rest of the country has turned bearish, we are again standing against the wind. But we are not just switching teams, we are switching sports: In `03, we would like to be known as the "Chicago Bulls."

BAD NEWS BULLS

Famed Legg Mason fund manager, Bill Miller, says the market bottomed on October
9. This is just when our optimism began to take root--bad news was rampant and moods hung heavy. Disillusioned by last year's trials and tribulations, few were willing to give fair credence to the glimmers of economic recovery we saw at hand--signs of life that were further evidenced by our discussions with the management teams of our portfolio holdings. The key reason for our upbeat view was the fact that Wall Street analysts, burned by corporate abuses, pulled in their horns and became overly conservative in their earnings outlooks. As we see it, their dismal earnings expectations for 2003 will enable compa-nies not only to meet but to EXCEED Wall Street estimates with positive surprises. Low expectations notwithstanding, we expect a brighter earnings picture to result from the drastic cost cutting measures that occurred throughout 2002. Factor in an extraordinarily low interest rate environment and presumably lower taxes, and the market should be very well-positioned for positive returns. In short, we are anticipating an accelerating economic recovery that will continue for the next two to three years. The icing on the cake is that a host of negative factors like war, scandal and pessimism are already priced into the market. As such, we view this as an excellent time to buy.

Historically, small company stocks tend to outperform large company stocks as the economy recovers from a recession. But we believe the recovery of 1988 may repeat itself, with large company stocks leading the rally. These issues are selling at steep discounts to their intrinsic worth and are long overdue for a period of strong relative performance. That said, we are committed to our small and mid-cap value discipline and believe that over the long-term, the best investment strategy is one that scours the market for quality companies with great franchises selling at attractive valuations. One thing is certain: regardless of how and when this bear finally goes into hibernation, this is a stock picker's market. We are delighted to choose on your behalf.

PORTFOLIO COMINGS & GOINGS

Ariel Fund purchased two new issues in the fourth quarter: technical and business educator DeVry, Inc. (NYSE: DV) and casino gaming company Park Place Entertainment Corporation (NYSE: PPE). On the sell side, Ariel Fund exited its position in slot machine maker International Game Technology (NYSE: IGT) as this successful stock reached our estimated private market value.

Ariel Appreciation Fund scaled back its holdings in furniture manufacturer Herman Miller (OTC: MLHR) and label maker Avery Dennison (NYSE: AVY) as their stocks began to approach our estimations of full value. Additionally, the Appreciation Fund lightened up on Lee Enterprises (NYSE: LEE) and sold its position in Neiman Marcus Group (NYSE: NMG.A) to pursue a plethora of new opportunities in the mid-cap arena. In the midst of a flood of bargains, we picked up a host of new investment ideas at attractive prices, including: fine jeweler Tiffany & Company (NYSE: TIF); fast food chain operator Yum! Brands (NYSE: YUM); financial service provider Northern Trust (OTC: NTRS); and mutual fund company Janus Capital Group (NYSE: JNS), which was previously known as Stilwell Financial.

CELEBRATING 20 YEARS OF PATIENT INVESTING

Ariel Capital Management, Inc. is delighted to have crossed a new milestone--20 years in business. We are fortunate to have been able to do the work we love for the past two decades and look forward to many decades to come. This work would not be possible without the confidence and support of our valued shareholders and friends. We are grateful for the opportunity to serve you.

Sincerely,

/s/ John W. Rogers, Jr.        /s/ Mellody Hobson

John W. Rogers, Jr.            Mellody Hobson
Chairman & CEO                 President
Chief Investment Officer

[GRAPHIC]

VALUE COMPANY IN FOCUS

TIFFANY & CO.
600 MADISON AVENUE
NEW YORK, NY 10022
(212) 755-8000
www.tiffany.com

TIFFANY & CO. (NYSE: TIF) is an internationally renowned retailer, designer, manufacturer and distributor of merchandise including fine jewelry, timepieces, sterling silverware, china, crystal, stationery, fragrances and accessories. Suitably headquartered on Manhattan's legendary Fifth Avenue, Tiffany has epitomized luxury since it was founded in 1837. Today, Tiffany has 147 shops around the world, employs more than 5,000 people, and generates over $1.6 billion in annual sales. The company has a superb business model of strategic growth through careful planning of store expansions and exciting new product launches. These efforts have been extremely successful and are evidenced by Tiffany's industry-leading sales per square feet, which averaged $2,700 in 2001.

REASONS FOR RECOMMENDATION

POWERFUL BRAND FRANCHISE

The 1961 film "Breakfast at Tiffany's" made a cinematic classic of Truman Capote's novel and earned the company a timeless and priceless spot in Americana, furthering its mission "to be the world's most respected jewelry retailer." The strong, global brand franchise of Tiffany's signature blue box cannot possibly be duplicated, but just for good measure, the company has patented the particular shade of blue.

A testament to the strength of the Tiffany brand is that the company need only spend 4% of its sales on advertising when most of its luxury peers typically spend 8-10% of sales to maintain their brand. Another competitive advantage Tiffany possesses is its exclusive license agreements with renowned designers, including Elsa Peretti, Paloma Picasso and the late Jean Schlumberger.

HIGH-QUALITY BUSINESS

Unlike most of its retail competitors, Tiffany does not have to contend with a high risk of excess inventory resulting in price markdown. Tiffany's classic designs enjoy an extended shelf life of 20 to 40 years, allowing the company to adhere to a strict policy of NEVER having a sale. Major pieces of jewelry that do not sell can be reworked. Additionally, the company's growth strategy is extremely disciplined and well-balanced. Tiffany consistently expands its worldwide square footage by 5-8% annually, opening about five stores and introducing 3-5 new jewelry collections each year.

TENURED MANAGEMENT TEAM

Tiffany's management team is candid with shareholders and well-respected within the industry. Most of the key executives have been with the company for more than 10 years and are seasoned industry veterans. The management team has done an outstanding job of protecting the Tiffany luxury brand image while simultaneously widening its reach to attract and retain more customers. The efforts of Tiffany's high-quality leadership are well-substantiated by the company's strong track record of consistent margin growth and high return on capital.

ATTRACTIVE VALUATION

Tiffany's business has great economics: attractive margins, high returns and good cash flow. Funding the lion's share of its expansion through cash from operations, the company has maintained a clean balance sheet. Additionally, Tiffany has wisely allocated its free cash flow to create value for its shareholders.

In June 2002, management pre-announced the company's sales in Japan would decline -13%, well below Wall Street analysts' expectations. As a result, Tiffany's stock price fell over -35% and has remained depressed ever since. We believe the drastic drop in Tiffany's price is irrational and temporary, creating a great buying opportunity for long-term investors. We are maintaining our position in the stock at $24, which is 18 times forward earnings and represents a 33% discount to our $36 estimation of its private market value.

VALUE COMPANY UPDATES

[HARTE HANKS(R) LOGO]
200 CONCORD PLAZA DRIVE
SUITE 800
SAN ANTONIO, TX 78216
(210) 829-9000
www.hartehanks.com

HARTE-HANKS, INCORPORATED (NYSE: HHS) A worldwide marketing services company, Harte-Hanks has performed well even during the economic downturn in its two segments: direct marketing and shoppers, which are cost-efficient coupon and advertising vehicles.

The company's direct marketing effort provides customer relationship management services, media planning and placement, customer loyalty services, outsourced customer contact centers and list acquisition. Harte-Hanks' diverse client base for these services includes blue-chip companies in retail, financial services, high tech, telecommunications and pharmaceuticals.

Harte-Hanks' second business is shoppers. The company mails shoppers on a weekly basis to about 10 million households in fast-growing regions of California and Florida. Harte-Hanks is taking advantage of attractive expansion opportunities by increasing the scope of its publications to nearby communities. The business posted strong revenue growth throughout 2002 and is poised to do well in 2003.

Harte-Hanks' excellent management team has demonstrated solid execution abilities as well as an unrelenting focus on creating client and shareholder value. At $19, shares sell at a compelling discount to our $24 private market value estimate and we are maintaining our position.

JONES LANG LASALLE (NYSE: JLL) With is main corporate office just 14 floors above Ariel's and operations on five continents, real estate services company Jones Lang LaSalle knows the name of the game is location, location, location. The company helps its corporate clients buy, sell and manage property worldwide. Additionally, its financial services arm provides investment banking and other real estate services. As large corporations generally seek a single supplier for their global real estate needs, Jones Lang LaSalle is well-positioned competitively.

Weakening economies around the world finally caught up to the company last Fall, and earnings expectations for the remainder of 2002 and 2003 were revised downward accordingly. It is worth noting that we do not detect an erosion in the company's market share, but merely a slowdown in the overall real estate market, which we believe to be temporary. Jones Lang LaSalle has a roster of top tier corporate clients who will continue their expansion plans and acquisition activities as the global economy improves. In the meantime, the company is managing costs very tightly. We are holding our shares, which sell at 13 times our 2003 estimate and at a 30% discount to our estimated private market value of $23.

JONES LANG LASALLE(SM)
200 EAST RANDOLPH DRIVE
SUITE 4300
CHICAGO, IL 60601
(312) 782-5800
www.joneslanglasalle.com

[NORTHERN TRUST LOGO]
50 SOUTH LASALLE STREET
CHICAGO, IL 60675
(312) 630-6000
www.ntrs.com

NORTHERN TRUST (OTC: NTRS) In 1889, Northern Trust opened a modest one-room office in Chicago's Loop. From these humble beginnings, the company has grown to become a global, revered asset management institution. The company concentrates on two core businesses: personal financial services; and corporate and institutional services, with total assets under administration topping $1.4 trillion. The largest personal trust company in the country, Northern Trust's high-touch client service model is unparalleled in the industry, and the company's multiplying offices are within a 30-minute drive of 30% of the nation's millionaire population. Northern Trust already dominates this narrow target market and is well-positioned to benefit from its growth.

Ariel has successfully owned Northern Trust's stock in the past, its shares increasing six-fold during our eight-year holding period from 1991 until 1999, yielding a compounded annual return of almost 30%. The stock hit a high of $92 in December of 2000 but a difficult market and slower earnings growth allowed us to repurchase shares in the low thirties this past October. At 15 times forward earnings and a 40% discount to our estimated private market value, Northern Trust is a high-quality company we are excited to own.

JOURNAL REGISTER COMPANY (NYSE: JRC) Extra! Extra! Read all about it! Despite an extremely challenging advertising environment for the newspaper industry in 2002, Journal Register Company still delivered admirable profit growth. Although its share price performance lagged most of its industry peers, it outperformed the broader market's 2002 performance. We remain confident in management's ability to grow the long-term intrinsic value of the company.

Journal Register employs a strategy of clustering ownership of local newspapers and operating facilities within targeted geographic areas, including Greater Philadelphia, Connecticut and Greater Cleveland. This focus continues to be the primary driver of the company's consistently stable advertising and circulation growth. As President and CEO Robert Jelenic stated, "Our clustering strategy enables us to provide enhanced local news coverage and higher quality newspapers that attract more readers, implement effective cross-sell and cross-promotion programs that drive revenues, and achieve operational efficiencies that reduce costs."

Journal Register operates an easy-to-understand business model with attractive economics. Furthermore, the company generates substantial free cash flow and a consistent return on capital. At its current price of $18, the company sells at 15 times forward earnings and at a 36% discount to our estimated private market value of $28. We are purchasing shares.

[JOURNAL REGISTER COMPANY LOGO]
50 WEST STATE STREET
12TH FLOOR
TRENTON, NJ 08608
(609) 396-2200
www.journalregister.com

ARIEL VALUE FUNDS

ARIEL FUND

       Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                             4TH QUARTER         YTD           1 YEAR         3 YEAR        5 YEAR         10 YEAR      LIFE OF FUND
------------------------------------------------------------------------------------------------------------------------------------
ARIEL FUND                      +1.66%          -5.18%         -5.18%        +11.72%        +7.63%         +11.62%         +13.23%

RUSSELL 2000 INDEX              +6.16%         -20.48%        -20.48%         -7.54%        -1.36%          +7.16%          +8.24%

RUSSELL 2000 VALUE INDEX        +4.92%         -11.43%        -11.43%         +7.45%        +2.71%         +10.85%         +10.91%

[CHART]

                                                                       RUSSELL 2000
                                                 ARIEL FUND                INDEX
Consumer Discretionary and Services                 37.01                   17.4
Producer Durables                                   13.68                    8.2
Financial Services                                  13.36                   23.5
Materials and Processing                            12.91                    8.8
Consumer Staples                                     9.32                    2.8
Health Care                                          6.28                   12.4
Cash & Other                                         4.64                    0.6
Technology                                            2.8                   13.4
Utilities                                               0                    5.1
Other Energy                                            0                      4
Autos and Transportation                                0                    3.8
Integrated Oils                                         0                      0

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

[CHART]

                      ARIEL FUND                RUSSELL 2000                  S&P 500
---------------------------------------------------------------------------------------
12/31/86              10,203.34                    9,711.20                    9,744.80
12/31/87              11,366.66                    8,859.60                   10,256.42
12/31/88              15,904.93                   11,065.10                   11,959.90
12/31/89              19,899.53                   12,863.20                   15,749.46
12/31/90              16,699.19                   10,353.87                   15,260.40
12/31/91              22,163.48                   15,122.01                   19,910.23
12/31/92              24,763.24                   17,906.22                   21,427.29
12/31/93              26,923.69                   21,291.72                   23,587.04
12/31/94              25,786.49                   20,903.88                   23,898.38
12/31/95              30,561.55                   26,848.98                   32,878.89
12/31/96              37,747.22                   31,279.32                   40,427.86
12/31/97              51,502.23                   38,274.25                   53,915.92
12/31/98              56,594.60                   37,299.50                   69,323.24
12/31/99              53,334.92                   45,228.35                   83,912.06
12/31/00              68,676.68                   43,862.04                   76,271.56
12/31/01              78,437.88                   44,952.42                   67,207.02
12/31/02              74,371.34                   35,744.78                   52,354.12

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

[SIDENOTE]
TEN LARGEST HOLDINGS
as of December 31, 2002

1  LEE ENTERPRISES, INC.
   Newspaper publisher

2  MARKEL CORP.
   Specialty insurance provider

3  SERVICEMASTER CO.
   Diversified provider of consumer
   and commercial services

4  AMERICAN GREETINGS CORP.
   World's second largest producer of greeting cards

5  NEIMAN MARCUS GROUP, INC., CLASS A
   Premier luxury retailer

6  GREY GLOBAL GROUP, INC.
   Advertising and marketing
   services firm

7  ROUSE CO.
   Retail mall developer

8  GRACO, INC.
   Primary manufacturer of fluid
   control products

9  ENERGIZER HOLDINGS, INC.
   Consumer battery manufacturer

10 INVACARE CORP.
   Leading producer of medical
   equipment

ARIEL APPRECIATION FUND

       Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                                4TH QUARTER       YTD        1 YEAR         3 YEAR       5 YEAR       10 YEAR        LIFE OF FUND
---------------------------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND            +5.38%       -10.36%      -10.36%         +7.38%       +7.32%       +11.55%          +12.09%

RUSSELL MIDCAP INDEX               +7.92%       -16.19%      -16.19%         -5.04%       +2.19%        +9.92%          +10.78%

RUSSELL MIDCAP VALUE INDEX         +7.07%        -9.65%       -9.65%         +3.29%       +2.95%       +11.06%          +11.32%

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

[CHART]

                                                     ARIEL
                                                  APPRECIATION           RUSSELL MIDCAP
                                                      FUND                   INDEX
Consumer Discretionary and Services                   36.39                   18.9
Financial Services                                    29.16                   22.8
Consumer Staples                                       7.89                    3.3
Materials and Processing                                7.3                    7.7
Health Care                                            7.18                   11.8
Cash & Other                                           4.62                      2
Producer Durables                                      3.82                    5.9
Utilities                                              3.64                      9
Technology                                                0                    9.8
Other Energy                                              0                    4.6
Autos and Transportation                                  0                    2.9
Integrated Oils                                           0                    1.3

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

[CHART]

                                      APPRECIATION                  RUSSELL
                                          FUND                       MIDCAP                     S&P 500
12/31/89                               10,054.12                   10,175.57                   10,240.10
12/31/90                                9,902.21                    9,005.60                    9,922.12
12/31/91                               13,184.49                   12,744.00                   12,945.38
12/31/92                               14,930.13                   14,826.42                   13,931.75
12/31/93                               16,114.99                   16,946.78                   15,335.99
12/31/94                               14,762.59                   16,592.16                   15,538.42
12/31/95                               18,329.95                   22,308.66                   21,377.43
12/31/96                               22,677.45                   26,546.92                   26,285.68
12/31/97                               31,282.57                   34,247.37                   35,055.45
12/31/98                               37,397.79                   37,705.41                   45,073.09
12/31/99                               35,980.84                   44,579.48                   54,558.55
12/31/00                               42,753.79                   48,256.86                   49,590.80
12/31/01                               49,693.34                   45,543.46                   43,697.15
12/31/02                               44,545.44                   38,171.54                   34,039.98

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russelll Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index meaures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

[SIDENOTE]
TEN LARGEST HOLDINGS
as of December 31, 2002

1  CENTURYTEL, INC.
   Diversified telecommunications
   company

2  APOGENT TECHNOLOGIES, INC.
   Principal manufacturer of laboratory products

3  MBNA CORP.
   Prominent issuer of bank credit cards

4  ROUSE CO.
   Retail mall developer

5  BLACK & DECKER CORP.
   World's leading producer of power tools and accessories

6  SUNGARD DATA SYSTEMS, INC.
   Computer services and software
   company

7  CENDANT CORP.
   Global provider of consumer and business services

8  XL CAPITAL LTD.
   Worldwide insurance company

9  CARNIVAL CORP.
   World's largest cruise company

10 MBIA, INC.
   Leading insurer of municipal bonds

ARIEL FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

   NUMBER     COMMON STOCKS-95.36%                           COST          MARKET VALUE
OF SHARES
              CONSUMER DISCRETIONARY--37.01%

2,989,900     American Greetings Corp.*                   $43,529,096       $47,240,420
1,006,233     Bob Evans Farms, Inc.                        18,747,336        23,495,541
  596,000     DeVry, Inc.*                                  8,299,289         9,899,560
   73,224     Grey Global Group, Inc.                      42,095,441        44,747,186
2,472,425     Hasbro, Inc.                                 32,518,351        28,556,509
1,295,700     Journal Register Co.*                        25,490,001        23,037,546
1,556,600     Lee Enterprises, Inc.                        50,118,929        52,177,232
  605,200     Libbey, Inc.                                 20,845,096        15,735,200
  735,500     Matthews International Corp.                 15,396,661        16,424,450
1,541,100     Neiman Marcus Group, Inc.,
              Class A*                                     45,916,750        46,834,029
  630,575     Oneida Ltd.                                   9,620,904         6,955,242
1,656,500     Park Place Entertainment Corp.*              12,326,340        13,914,600
  865,500     Radio One, Inc., Class D*                    12,337,590        12,489,165
4,550,800     ServiceMaster Co.                            55,381,271        50,513,880
1,127,100     Valassis Communications, Inc.*               39,279,553        33,170,553
1,016,700     WMS Industries, Inc.*                        17,345,489        15,230,166
                                                           ----------        ----------
                                                          449,248,097       440,421,279
                                                          -----------       -----------

              CONSUMER STAPLES--9.32%
1,465,400     Dial Corp.                                   23,387,127        29,850,198
  929,500     Longs Drug Stores Corp.                      21,964,433        19,277,830
1,291,400     McCormick & Co., Inc.                        23,199,354        29,960,480
  798,153     Smucker (J.M.) Co.                           26,106,568        31,774,471
                                                           ----------        ----------
                                                           94,657,482       110,862,979
                                                          -----------       -----------

              FINANCIAL SERVICES--13.36%
1,452,250     HCC Insurance Holdings, Inc.                $32,311,163       $35,725,350
2,335,375     Horace Mann Educators Corp.                  48,326,397        35,801,299
  245,825     Markel Corp.*                                48,186,763        50,517,037
2,521,800     Sotheby's Holdings, Inc.*                    32,684,762        22,696,200
  722,800     Waddell & Reed Financial, Inc.               12,458,074        14,217,476
                                                           ----------        ----------
                                                          173,967,159       158,957,362
                                                          -----------       -----------

              HEALTH CARE--6.28%
  676,525     Bausch & Lomb, Inc.                          22,201,335        24,354,900
1,144,550     Invacare Corp.                               39,015,403        38,113,515
  827,350     Sybron Dental Specialties, Inc.*             15,621,070        12,286,147
                                                           ----------        ----------
                                                           76,837,808        74,754,562
                                                          -----------       -----------

              MATERIALS AND PROCESSING--12.91%
1,062,255     Brady Corp.                                  33,262,862        35,426,204
1,506,075     Energizer Holdings, Inc.*                    31,222,118        42,019,493
2,014,100     Interface, Inc.                              13,252,225         6,183,287
1,651,200     Jones Lang LaSalle, Inc.*                    30,811,788        25,395,456
1,408,600     Rouse Co.                                    37,148,042        44,652,620
                                                           ----------        ----------
                                                          145,697,035       153,677,060
                                                          -----------       -----------

              PRODUCER DURABLES--13.68%
2,042,600     Andrew Corp.*                                19,181,299        20,997,928
  657,570     General Binding Corp.*                       10,263,612         5,576,194
1,478,723     Graco, Inc.                                  31,441,540        42,365,414
1,141,800     IDEX Corp.                                   36,623,792        37,336,860
1,848,600     Miller (Herman), Inc.                        38,487,913        34,014,240
2,056,700     Steelcase, Inc.                              28,909,188        22,541,432
                                                           ----------        ----------
                                                          164,907,344       162,832,068
                                                          -----------       -----------

   NUMBER     COMMON STOCKS-95.36% (CONT)                       COST         MARKET VALUE
OF SHARES
              TECHNOLOGY--2.80%
  955,000     Anixter International, Inc.*                  $25,023,831       $22,203,750
  660,000     Littelfuse, Inc.*                              16,677,502        11,127,600
                                                          -------------     -------------
                                                             41,701,333        33,331,350
                                                          -------------     -------------
              Total Common Stocks                         1,147,016,258     1,134,836,660
                                                          -------------     -------------

  PRINCIPAL   REPURCHASE
     AMOUNT   AGREEMENT-4.75%
$56,577,278   State Street Bank & Trust
              Co. Repurchase
              Agreement, 0.60%, dated
              12/31/2002, repurchase price
              $56,579,164, maturing
              1/2/2003 (collateralized
              by U.S. Treasury Bond,
              7.25%, 8/15/2022)                              56,577,278        56,577,278
                                                         --------------    --------------

              Total Repurchase Agreement                     56,577,278        56,577,278
                                                         --------------    --------------
              Total Investments-100.11%                  $1,203,593,536     1,191,413,938
                                                         ==============
              Liabilities less Other Assets-(0.11)%                           (1,290,182)
                                                                            -------------
              NET ASSETS-100.00%                                           $1,190,123,756
                                                                           ==============

* Non-income producing.

ARIEL APPRECIATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

   NUMBER     COMMON STOCKS-97.40%                             COST           MARKET VALUE
OF SHARES
              CONSUMER DISCRETIONARY--36.39%
1,023,500     Accenture Ltd.*                               $14,554,449       $18,412,765
1,189,500     Black & Decker Corp.                           48,410,198        51,017,655
1,809,250     Carnival Corp.                                 46,015,592        45,140,787
4,600,495     Cendant Corp.*                                 70,017,725        48,213,188
1,413,375     Harte-Hanks, Inc.                              19,796,480        26,387,711
2,001,050     Hasbro, Inc.                                   25,464,483        23,112,128
2,438,600     Interpublic Group of
              Cos., Inc.                                     61,769,081        34,335,488
1,023,600     Jones Apparel Group, Inc.*                     33,000,645        36,276,384
  167,600     Lee Enterprises, Inc.                           4,425,071         5,617,952
1,012,545     Leggett & Platt, Inc.                          17,027,022        22,721,510
  569,200     McClatchy Co.                                  24,605,937        32,290,716
1,466,100     McDonald's Corp.                               25,397,546        23,574,888
  455,300     Omnicom Group, Inc.                            25,702,788        29,412,380
2,747,895     ServiceMaster Co.                              34,823,279        30,501,635
  788,300     Tiffany & Co.                                  18,136,589        18,848,253
2,737,900     Toys "R" Us, Inc.*                             47,279,286        27,379,000
  894,100     Tribune Co.                                    35,227,567        40,645,786
  899,500     Yum! Brands, Inc.*                             20,630,927        21,785,890
                                                             ----------        ----------
                                                            572,284,665       535,674,116
                                                            -----------       -----------

              CONSUMER STAPLES--7.89%
  917,072     Clorox Co.                                    $35,340,456       $37,829,220
1,590,700     Kroger Co.*                                    33,533,188        24,576,315
1,177,840     McCormick & Co., Inc.                          18,885,571        27,325,888
1,129,800     Safeway, Inc.*                                 39,709,366        26,392,128
                                                             ----------        ----------
                                                            127,468,581       116,123,551
                                                            -----------       -----------

              FINANCIAL SERVICES--29.16%
  833,500     Certegy, Inc.*                                 26,573,595        20,462,425
1,208,722     Dun & Bradstreet Corp.*                        36,436,063        41,688,822
1,902,500     Equifax, Inc.                                  45,928,319        44,023,850
  886,400     Franklin Resources, Inc.                       34,556,382        30,208,512
  458,300     H&R Block, Inc.                                10,166,688        18,423,660
1,004,700     MBIA, Inc.                                     43,374,605        44,066,142
2,761,437     MBNA Corp.                                     56,935,458        52,522,532
  885,100     Northern Trust Corp.                           30,939,513        31,022,755
1,653,700     Stilwell Financial, Inc.                       17,798,458        21,613,859
2,150,265     SunGard Data Systems, Inc.*                    54,934,361        50,660,243
  980,950     T. Rowe Price Group, Inc.                      35,633,953        26,760,316
  618,600     XL Capital Ltd.                                48,007,495        47,786,850
                                                             ----------        ----------
                                                            441,284,890       429,239,966
                                                            -----------       -----------

              HEALTH CARE--7.18%
2,571,700     Apogent Technologies, Inc.*                    53,654,560        53,491,360
  589,900     Bausch & Lomb, Inc.                            21,723,698        21,236,400
1,935,500     IMS Health, Inc.                               32,305,674        30,968,000
                                                             ----------        ----------
                                                            107,683,932       105,695,760
                                                            -----------       -----------

   NUMBER     COMMON STOCKS-97.40% (CONT)                       COST         MARKET VALUE
OF SHARES
              MATERIALS AND PROCESSING--7.30%
  267,010     Avery Dennison Corp.                          $13,762,934       $16,308,971
1,430,925     Energizer Holdings, Inc.*                      31,766,930        39,922,807
1,617,100     Rouse Co.                                      41,533,101        51,262,070
                                                             ----------        ----------
                                                             87,062,965       107,493,848
                                                             ----------       -----------

              OTHER--2.02%
  639,650     Fortune Brands, Inc.                           24,691,673        29,750,121
                                                             ----------        ----------
              PRODUCER DURABLES--3.82%
  898,500     Miller (Herman), Inc.                          19,073,342        16,532,400
1,217,300     Pitney Bowes, Inc.                             46,716,768        39,757,018
                                                             ----------        ----------
                                                             65,790,110        56,289,418
                                                             ----------        ----------
              UTILITIES--3.64%
1,822,525     CenturyTel, Inc.                               52,843,076        53,545,784
                                                             ----------        ----------

              Total Common Stocks                         1,479,109,892     1,433,812,564
                                                          -------------     -------------

  PRINCIPAL   REPURCHASE                                       COST          MARKET VALUE
     AMOUNT   AGREEMENT-3.01%
$44,361,255   State Street Bank & Trust
              Co. Repurchase
              Agreement, 0.60%, dated
              12/31/2002, repurchase price
              $44,362,733, maturing
              1/2/2003 (collateralized
              by U.S. Treasury Bond,
              7.875%, 2/15/2021)                            $44,361,255       $44,361,255
                                                         --------------    --------------

              Total Repurchase Agreement                     44,361,255        44,361,255
                                                         --------------    --------------
              Total Investments-100.41%                  $1,523,471,147     1,478,173,819
                                                         ==============
              Liabilities less Other Assets-(0.41)%                           (6,102,172)
                                                                           --------------
              NET ASSETS-100.00%                                           $1,472,071,647
                                                                           ==============

* Non-income producing.

VALUE STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                           EARNINGS PER SHARE
                                                        52 - WEEK    -----------------------------
                                                          RANGE        2001      2002      2003     2001    2002      2003    MARKET
                                     TICKER   PRICE   -------------   ACTUAL  ESTIMATED  ESTIMATED  P/E      P/E      P/E       CAP.
COMPANY                              SYMBOL 12/31/02   LOW    HIGH   CALENDAR  CALENDAR  CALENDAR  CALENDAR CALENDAR CALENDAR  ($MM)
General Binding Corp.                GBND    8.48     7.50    20.15   -0.33      0.28      0.33       NM     30.3     25.7     135
Interface, Inc.                      IFSIA   3.07     1.97    10.05    0.14     -0.07      0.21     21.9       NM     14.6     157
Oneida Ltd.                          OCQ    11.03    10.60    19.75    0.19      0.45      0.65     58.1     24.5     17.0     182
Littelfuse, Inc.                     LFUS   16.86    13.84    28.47    0.42      0.54      0.76     40.1     31.2     22.2     369
Libbey, Inc.                         LBY    26.00    23.72    40.10    2.53      2.36      2.70     10.3     11.0      9.6     380
WMS Industries, Inc.                 WMS    14.98     9.28    20.95    0.89      0.31      0.45     16.8     48.3     33.3     462
Jones Lang LaSalle, Inc.             JLL    15.38    14.04    24.80    1.31      1.00      1.20     11.7     15.4     12.8     474
Sotheby's Holdings, Inc.             BID     9.00     6.30    17.40   -0.34      0.15      0.50       NM     60.0     18.0     553
Sybron Dental Specialties            SYD    14.85    11.41    22.60    1.10      1.19      1.32     13.5     12.5     11.3     564
Horace Mann Educators Corp.          HMN    15.33    13.61    24.08    0.87      1.17      1.35     17.6     13.1     11.4     626
Matthews International Corp.         MATW   22.33    20.85    29.00    1.04      1.23      1.39     21.5     18.2     16.1     698
Journal Register Company             JRC    17.78    16.07    22.20    0.83      1.15      1.25     21.4     15.5     14.2     740
Brady Corp.                          BRC    33.35    26.70    40.70    1.10      1.45      1.58     30.3     23.0     21.1     771
Grey Global Group, Inc.              GREY  611.10   508.00   832.00    5.71      8.70     17.31       NM     70.2     35.3     780
Longs Drug Stores Corp.              LDG    20.74    19.25    32.25    1.30      1.15      1.27     16.0     18.0     16.3     797
Bob Evans Farms, Inc.                BOBE   23.35    21.65    33.30    1.71      1.97      2.15     13.7     11.9     10.9     824
Anixter International, Inc.          AXE    23.25    18.80    31.50    1.36      1.10      1.36     17.1     21.1     17.1     870
Andrew Corp.                         ANDW   10.28     5.84    24.88    0.60      0.17      0.24     17.1     60.5     42.8   1,011
Invacare Corp.                       IVC    33.30    28.87    39.92    1.91      2.10      2.38     17.4     15.9     14.0   1,032
American Greetings Corp.             AM     15.80    11.98    23.80    1.08      1.48      1.72     14.6     10.7      9.2   1,040
IDEX Corp.                           IEX    32.70    25.70    39.66    1.27      1.78      2.13     25.7     18.4     15.4   1,061
DeVry, Inc.                          DV     16.61    12.10    34.76    0.88      0.87      0.87     18.9     19.1     19.1   1,161
Graco, Inc.                          GGG    28.65    22.13    30.57    1.40      1.52      1.69     20.5     18.8     17.0   1,364
Herman Miller, Inc.                  MLHR   18.40    14.43    25.75    0.92      0.15      0.70     20.0       NM     26.3   1,377
The Neiman Marcus Group, Inc.        NMG.A  30.39    23.75    39.80    1.48      2.61      2.85     20.5     11.6     10.7   1,458
Lee Enterprises, Inc.                LEE    33.52    28.90    40.09    1.49      1.68      1.97     22.5     20.0     17.0   1,489
Radio One, Inc.                      ROIAK  14.43    10.50    24.81   -0.72      0.16      0.35       NM     90.2     41.2   1,509
HCC Insurance Holdings, Inc.         HCC    24.60    19.11    28.95    1.02      1.67      2.13     24.1     14.7     11.5   1,533
Valassis, Inc.                       VCI    29.43    24.00    41.28    2.27      2.46      2.16     13.0     12.0     13.6   1,547
Waddell & Reed Financial, Inc.       WDR    19.67    15.30    33.10    1.35      1.15      1.21     14.6     17.1     16.3   1,579
Steelcase, Inc.                      SCS    10.96     7.95    18.00    0.64     -0.23      0.10     17.1       NM       NM   1,618
The Dial Corp.                       DL     20.37    13.80    22.45    0.87      1.21      1.38     23.4     16.8     14.8   1,937
Bausch & Lomb, Inc.                  BOL    36.00    27.16    44.80    0.92      1.67      2.05     39.1     21.6     17.6   1,942
The J.M. Smucker Company             SJM    39.81    28.71    40.42    1.27      1.80      2.18     31.3     22.1     18.3   1,980
Hasbro, Inc.                         HAS    11.55     9.87    17.30    0.35      0.60      0.94     33.0     19.3     12.3   2,000
Markel Corp.                         MKL   205.50   171.10   222.03  -16.25      4.61     11.91       NM     44.6     17.3   2,020
Energizer Holdings, Inc.             ENR    27.90    18.50    31.92    1.15      2.18      2.40     24.3     12.8     11.6   2,470
Park Place Entertainment Corp.       PPE     8.40     6.06    12.93    0.31      0.52      0.59     27.1     16.2     14.2   2,525
Rouse Company                        RSE    31.70    27.25    33.50    3.62      3.82      4.15      8.8      8.3      7.6   2,754
McCormick & Company, Inc.            MKC    23.20    20.70    27.25    1.10      1.30      1.43     21.1     17.8     16.2   3,246
The ServiceMaster Co.                SVM    11.10     8.89    15.50    0.37      0.58      0.65     30.0     19.1     17.1   3,345

Note for both charts: All earnings per share numbers are fully diluted.
                      Such numbers are from continuing operations and are adjusted for non-recurring items. NM=Not Meaningful. Rouse Company estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization. McCormick & Company prices and estimates are adjusted for a 2 for 1 stock split effective 04/09/02. Stilwell Financial is known as Janus Capital Group, Inc. as of 01/01/03.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                          EARNINGS PER SHARE
                                                      52 - WEEK     ----------------------------
                                                        RANGE         2001     2002     2003       2001     2002     2003   MARKET
                                 TICKER     PRICE   --------------   ACTUAL  ESTIMATED ESTIMATED   P/E      P/E      P/E     CAP.
COMPANY                          SYMBOL   12/31/02   LOW     HIGH   CALENDAR CALENDAR  CALENDAR  CALENDAR CALENDAR CALENDAR ($MM)


Herman Miller, Inc.                MLHR    18.40    14.43    25.75     0.92     0.15     0.70     20.0       NM     26.3     1,377
Lee Enterprises, Inc.              LEE     33.52    28.90    40.09     1.49     1.68     1.97     22.5     20.0     17.0     1,489
Certegy, Inc.                      CEY     24.55    16.70    44.49     1.16     1.40     1.52     21.2     17.5     16.2     1,630
Harte-Hanks, Inc.                  HHS     18.67    16.05    22.68     0.82     0.96     1.05     22.8     19.4     17.8     1,699
Bausch & Lomb, Inc.                BOL     36.00    27.16    44.80     0.92     1.67     2.05     39.1     21.6     17.6     1,942
Hasbro, Inc.                       HAS     11.55     9.87    17.30     0.35     0.60     0.94     33.0     19.3     12.3     2,000
Toys "R" Us, Inc.                  TOY     10.00     8.51    23.10     0.94     1.11     1.17     10.6      9.0      8.5     2,124
Apogent Technologies, Inc.         AOT     20.80    16.70    26.50     1.02     1.30     1.41     20.4     16.0     14.8     2,206
Energizer Holdings, Inc.           ENR     27.90    18.50    31.92     1.15     2.18     2.40     24.3     12.8     11.6     2,470
The Dun & Bradstreet Corp.         DNB     34.49    28.26    43.40     1.75     2.15     2.35     19.7     16.0     14.7     2,563
The McClatchy Co.                  MNI     56.73    45.95    65.55     1.40     2.79     3.13     40.5     20.3     18.1     2,610
Rouse Company                      RSE     31.70    27.25    33.50     3.62     3.82     4.15      8.8      8.3      7.6     2,754
Stilwell Financial Inc.            SV      13.07     8.97    29.24     1.44     1.03     0.73      9.1     12.7     17.9     2,908
McCormick & Company, Inc.          MKC     23.20    20.70    27.25     1.10     1.30     1.43     21.1     17.8     16.2     3,246
Equifax, Inc.                      EFX     23.14    18.95    31.30     1.28     1.37     1.50     18.1     16.9     15.4     3,292
T. Rowe Price Group, Inc.          TROW    27.28    21.25    42.69     1.52     1.46     1.53     17.9     18.7     17.8     3,338
The ServiceMaster Co.              SVM     11.10     8.89    15.50     0.37     0.58     0.65     30.0     19.1     17.1     3,345
The Black & Decker Corp.           BDK     42.89    35.00    50.50     2.21     3.17     3.75     19.4     13.5     11.4     3,455
Tiffany & Company                  TIF     23.91    19.40    41.00     1.17     1.24     1.37     20.4     19.3     17.5     3,471
CenturyTel, Inc.                   CTL     29.38    21.13    35.50     1.59     2.20     2.40     18.5     13.4     12.2     4,190
Leggett & Platt, Inc.              LEG     22.44    18.60    27.40     0.94     1.19     1.40     23.9     18.9     16.0     4,367
IMS Health, Inc.                   RX      16.00    12.90    22.59     0.90     0.98     1.05     17.8     16.3     15.2     4,495
Jones Apparel Group, Inc.          JNY     35.44    26.18    41.68     2.31     2.80     3.05     15.3     12.7     11.6     4,567
The Interpublic Group of Companies IPG     14.08     9.83    34.98     0.96     0.70     1.00     14.7     20.1     14.1     5,430
MBIA, Inc.                         MBI     43.86    34.93    60.11     3.91     4.34     4.78     11.2     10.1      9.2     6,365
SunGard Data Systems, Inc.         SDS     23.56    14.70    35.10     0.97     1.13     1.27     24.3     20.8     18.6     6,671
Avery Dennison Corp.               AVY     61.08    52.06    69.70     2.47     2.82     3.14     24.7     21.7     19.5     6,707
Fortune Brands, Inc.               FO      46.51    36.85    57.86     2.41     3.14     3.54     19.3     14.8     13.1     6,942
Yum! Brands, Inc.                  YUM     24.22    20.35    33.17     1.61     1.89     2.05     15.0     12.8     11.8     7,158
H&R Block, Inc.                    HRB     40.20    29.00    53.50     1.90     2.31     3.05     21.2     17.4     13.2     7,182
Pitney Bowes, Inc.                 PBI     32.66    28.55    44.41     2.24     2.36     2.45     14.6     13.8     13.3     7,725
Northern Trust Corporation         NTRS    35.05    30.41    62.67     2.11     2.02     2.15     16.6     17.4     16.3     7,743
Franklin Resources, Inc.           BEN     34.08    27.90    44.48     1.77     1.77     1.90     19.3     19.3     17.9     8,789
The Clorox Company                 CLX     41.25    31.92    47.95     1.74     2.25     2.45     23.7     18.3     16.8     9,076
Safeway, Inc.                      SWY     23.36    18.45    46.90     2.59     2.75     2.90      9.0      8.5      8.1    10,302
XL Capital Ltd.                    XL      77.25    58.45    98.48    -3.56     5.10     8.00       NM     15.1      9.7    10,494
Cendant Corp.                      CD      10.48     8.90    20.15     1.04     1.25     1.50     10.1      8.4      7.0    10,862
The Kroger Co.                     KR      15.45    11.00    23.81     1.48     1.65     1.70     10.4      9.4      9.1    11,791
Omnicom Group Inc.                 OMC     64.60    36.50    97.35     2.72     3.40     3.70     23.8     19.0     17.5    12,149
Tribune Company                    TRB     45.46    35.66    49.49     0.72     1.84     2.09     63.1     24.7     21.8    13,856
Carnival Corp.                     CCL     24.95    22.07    34.64     1.58     1.77     2.30     15.8     14.1     10.8    14,640
Accenture Ltd.                     ACN     17.99    11.30    30.50     0.82     0.91     1.00     21.9     19.8     18.0    16,828
McDonald's Corp.                   MCD     16.08    15.17    30.72     1.26     1.43     1.53     12.8     11.2     10.5    20,411
MBNA Corp.                         KRB     19.02    12.95    26.30     1.28     1.50     1.72     14.9     12.7     11.1    24,301

ARIEL PREMIER GROWTH

DEAR FELLOW SHAREHOLDER: For the fourth quarter ended December 31, 2002, Ariel Premier Growth Fund, Institutional Class gained +6.50% and the Investor Class rose +6.38%. These results slightly trailed the Russell 1000 Growth Index, which posted +7.15% as well as the broad market as measured by the S&P 500 Index, which climbed +8.44%.

After two of the worst quarters for the stock market in over 70 years, the fourth quarter brought a modest rebound. Ariel Premier Growth Fund benefited from its selections in technology, media and energy, but suffered from the underperformance of two significant positions in the healthcare area--AmerisourceBergen (NYSE: ABC) and UnitedHealth (NYSE: UNH). Despite their recent declines, we continue to believe both stocks are very attractive and are holding our shares. Ariel Premier Growth Fund focuses on high-quality growth companies. However, the best performing stocks of the recent rally were low quality, low price stocks. While these stocks may outperform over short periods of time, we strongly believe the best returns over more meaningful time periods will be from leading companies like those in Ariel Premier Growth Fund.

The decline in Ariel Premier Growth Fund's net asset value is disappointing. We remind investors there is, in fact, a bright side to the traditional mutual fund disclosure that "past performance does not indicate future results." Specifically, worldwide political risks, corporate misconduct and a delayed recovery in the economy and corporate profits have significantly increased investor risk aversion and depressed equity valuations, particularly in growth stocks. We expect these factors to improve in 2003. While we predict some expansion in corporate profits in 2003, we believe rising investor confidence will lead to a surprisingly good stock market in the upcoming year. Ariel Premier Growth Fund is well-positioned to benefit from this positive environment.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.               /s/ David M. Fowler

John W. Rogers, Jr.                   David M. Fowler
Chairman & CEO                        President
Ariel Capital Management, Inc.        Lincoln Capital Management Company

GROWTH COMPANY UPDATES

[KOHL'S LOGO]
N56 W17000 RIDGEWOOD DR.
MENOMONEE FALLS, WI 53051
(262) 703-7000
www.kohls.com

KOHL'S CORPORATION (NYSE: KSS) operates over 450 specialty department stores which sell apparel and home products. Located mainly in the Midwest, the company's discount stores sell brand name merchandise at attractive price points, targeting middle-income families.

Positive drivers for Kohl's include growth in same store sales in excess of 5%, new store openings, and remodelings that increase square footage. While Kohl's competes in eight of the top ten U.S. geographical markets, it currently has a store presence in only thirteen of the top twenty, representing significant geographical expansion opportunity for the company. Kohl's has produced very consistent operating margins and return on capital which we expect the company to maintain or modestly expand in coming years. The company's pre-tax margins are about 10% and it has exceeded its 20% target for return on capital over the last five years.

Kohl's contains the key ingredients of an attractive growth stock: high returns on capital; an attractive growth rate; an excellent management team; a clear growth strategy; and a strong market identity. Current concerns about the U.S. economy and consumer spending have created a buying opportunity in this premier growth company. In the low $50's, the stock sells at 23 times forward 12-month earnings per share, and we are holding our shares.

AMERISOURCEBERGEN CORPORATION (NYSE: ABC) is the largest pharmaceutical distributor in the United States. We believe the company is well-positioned to take advantage of the ongoing growth in the pharmaceutical market and will continue to gain market share. Furthermore, AmerisourceBergen is expanding its service capabilities to better assist both its customers and the pharmaceutical manufacturers. The company's sales exceed $40 billion, and its net income is in excess of $350 million.

AmerisourceBergen is poised to capitalize on several trends in the pharmaceutical landscape. First, the U.S. pharmaceutical market is estimated to grow between 11-14% over the next several years. As the largest distributor in the country, we expect AmerisourceBergen to grow revenues at least in-line with the overall market. Second, the potential legislation of prescription drug benefits for Medicare beneficiaries would increase the overall market growth and benefit AmerisourceBergen. Third, as a result of a merger approximately 12 months ago, the company will reap significant cost savings both this year and beyond. The stock is attractive in the mid $50's.

[AMERISOURCE BERGEN LOGO]
1300 MORRIS DRIVE
SUITE 100
CHESTERBROOK, PA 19087
(610) 727-7000
www.amerisourcebergen.com

ARIEL PREMIER
GROWTH FUND

       Inception
February 1, 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002 (assume reinvestment of dividends and capital gains)

                                                   4TH QUARTER         YTD        1 YEAR     3 YEAR     5 YEAR      LIFE OF FUND
                                                                                                                    (CUMULATIVE)
--------------------------------------------------------------------------------------------------------------------------------
ARIEL PREMIER GROWTH FUND, INST. CL.                   +6.50             -            -          -          -           -26.30%

ARIEL PREMIER GROWTH FUND, INV. CL.                    +6.38             -            -          -          -           -26.60%

RUSSELL 1000 GROWTH INDEX                              +7.15             -            -          -          -           -26.59%

S&P 500 INDEX                                          +8.44             -            -          -          -           -20.95%

[CHART]

                                                ARIEL              RUSSELL 1000
                                            PREMIER GROWTH            GROWTH
Health Care                                     28.42                   26.5
Technology                                      19.59                   20.2
Consumer Discretionary and Services              14.6                   16.1
Financial Services                              12.67                   12.7
Cash & Other                                     8.49                    6.6
Consumer Staples                                 6.93                   10.8
Producer Durables                                3.87                    2.8
Other Energy                                     2.52                    1.2
Utilities                                        2.29                    0.7
Autos and Transportation                         0.62                    1.3
Materials and Processing                            0                      1
Integrated Oils                                     0                    0.1

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS AND COMPARABLE INDEX*

[CHART]

                    GROWTH FUND - INV             RUSSELL 1000                   S&P 500
 Mar. 2002              10,110.00                    9,916.45                   10,176.05
 June 2002               8,240.00                    8,064.74                    8,812.65
Sept. 2002               6,900.00                    6,851.34                    7,290.19
  12/31/02               7,340.00                    7,341.43                    7,905.32

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

[CHART]

                    GROWTH FUND - INSTIT            RUSSELL 1000                   S&P 500
 Mar. 2002             1,012,000.00                   991644.93                  1017604.88
 June 2002               825,000.00                 806473.5333                 881265.4957
Sept. 2002               692,000.00                   764436.66                   817909.44
  12/31/02               737,000.00                  734,143.21                  790,531.69

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL PREMIER GROWTH FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A SMALL NUMBER OF LARGE COMPANIES WHICH IT BELIEVES TO HAVE EXCEPTIONAL GROWTH PROSPECTS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $10 BILLION AT THE TIME OF INVESTMENT, WITH AN EMPHASIS ON LARGE CAPITALIZATION (LARGE CAP) STOCKS.

[SIDENOTE]
TEN LARGEST HOLDINGS
as of December 31, 2002

1  PFIZER, INC.
   Leading pharmaceutical company

2  JOHNSON & JOHNSON
   Healthcare product producer

3  MICROSOFT CORP.
   World's #1 software company

4  CISCO SYSTEMS, INC.
   World's #1 provider of internet
   hardware

5  DELL COMPUTER CORP.
   Leading direct-sale computer vendor

6  WAL-MART STORES, INC.
   World's #1 retailer

7  FIRST DATA CORP.
   Electronic money transfer provider

8  AMGEN, INC.
   World's largest biotechnology
   company

9  DANAHER CORP.
   Preeminent industrial and consumer product provider

10 AMERICAN INTERNATIONAL GROUP, INC.
   Preeminent insurance company

ARIEL PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

  NUMBER      COMMON STOCKS-98.44%                             COST              MARKET VALUE
OF SHARES
              AUTOS AND TRANSPORTATION--0.62%
   1,700      Harley-Davidson, Inc.                           $90,054               $78,540
                                                              -------               -------
              CONSUMER DISCRETIONARY--14.60%
   2,200      Accenture Ltd.*                                  32,160                39,578
   1,700      AutoZone, Inc.*                                 134,325               120,105
   5,000      Bed Bath & Beyond, Inc.*                        166,694               172,650
   4,600      Kohl's Corp.*                                   290,110               257,370
  34,826      Liberty Media Corp.*                            409,709               311,344
   7,200      Lowe's Cos., Inc.                               295,498               270,000
   2,200      Tech Data Corp.*                                 75,558                59,312
   3,900      Viacom, Inc., Class B*                          145,627               158,964
   9,300      Wal-Mart Stores, Inc.                           531,290               469,743
                                                              -------               -------
                                                            2,080,971             1,859,066
                                                            ---------             ---------

              CONSUMER STAPLES--6.93%
   7,000      Coca-Cola Co.                                   324,091               306,740
   2,700      Coca-Cola Enterprises, Inc.                      61,952                58,644
   1,200      Colgate-Palmolive Co.                            58,594                62,916
   7,300      Pepsi Bottling Group, Inc.                      209,088               187,610
   3,100      Procter & Gamble Co.                            258,505               266,414
                                                              -------               -------
                                                              912,230               882,324
                                                            ---------             ---------

              FINANCIAL SERVICES--12.67%
   6,000      American International Group, Inc.             $409,494              $347,100
   2,500      Automatic Data Processing, Inc.                  81,125                98,125
   7,100      Citigroup, Inc.                                 213,825               249,849
   4,500      Fannie Mae                                      324,490               289,485
  11,200      First Data Corp.                                407,262               396,592
   8,900      MBNA Corp.                                      161,389               169,278
   1,600      State Street Corp.                               76,795                62,400
                                                               ------                ------
                                                            1,674,380             1,612,829
                                                            ---------             ---------

              HEALTH CARE--28.42%
   3,400      Abbott Laboratories                             128,387               136,000
   3,500      AmerisourceBergen Corp.                         238,920               190,085
   8,000      Amgen, Inc.*                                    419,422               386,720
   2,000      Cardinal Health, Inc.                           125,150               118,380
   1,600      Forest Laboratories, Inc.*                      125,834               157,152
  13,100      Johnson & Johnson                               749,518               703,601
   4,700      Medtronic, Inc.                                 218,993               214,320
   3,800      Merck & Co., Inc.                               214,224               215,118
  23,200      Pfizer, Inc.                                    831,879               709,224
   6,000      Pharmacia Corp.                                 248,139               250,800
   4,900      Schering-Plough Corp.                           108,876               108,780
   2,800      UnitedHealth Group, Inc.                        249,145               233,800
   2,400      Wyeth                                            97,037                89,760
   2,500      Zimmer Holdings, Inc.*                           97,276               103,800
                                                               ------               -------
                                                            3,852,800             3,617,540
                                                            ---------             ---------

   NUMBER     COMMON STOCKS-98.44% (CONT)                      COST          MARKET VALUE
OF SHARES
              OTHER--6.93%
    2,400     3M Co.                                           $284,208        $295,920
   12,900     General Electric Co.                              438,284         314,115
    4,200     Illinois Tool Works, Inc.                         293,872         272,412
                                                                -------         -------
                                                              1,016,364         882,447
                                                              ---------        --------

              OTHER ENERGY--2.52%
    7,000     BJ Services Co.*                                  233,000         226,170
    2,700     Noble Corp.*                                      104,919          94,905
                                                                -------          ------
                                                                337,919         321,075
                                                                -------         -------

              PRODUCER DURABLES--3.87%
    5,800     Danaher Corp.                                     356,995         381,060
    1,800     United Technologies Corp.                         127,284         111,492
                                                                -------         -------
                                                                484,279         492,552
                                                                -------         -------

              TECHNOLOGY--19.59%
    3,200     Broadcom Corp.*                                    82,726          48,192
   38,400     Cisco Systems, Inc.*                              616,745         503,040
    2,300     Cognos, Inc.*                                      54,159          53,935
   18,800     Dell Computer Corp.*                              517,874         502,712
    2,900     Hewlett-Packard Co.                                55,316          50,344
    9,700     Intel Corp.                                       137,447         151,029
    5,000     Jabil Circuit, Inc.*                               91,258          89,600
    2,100     Maxim Integrated Products, Inc.                    78,990          69,384
      700     Microchip Technology, Inc.                         11,919          17,115
   13,400     Microsoft Corp.*                                  732,216         692,780
    4,000     Network Appliance, Inc.*                           68,062          40,000
   11,000     Oracle Corp.*                                     107,247         118,800
    2,300     QUALCOMM, Inc.*                                    92,041          83,697
    1,800     Symantec Corp.*                                    60,830          72,810
                                                                 ------          ------
                                                              2,706,830       2,493,438
                                                              ---------       ---------

              UTILITIES--2.29%
   12,900     Comcast Corp., Class A*                          $370,875        $291,024
                                                               --------        --------

              Total Common Stocks                            13,526,702      12,530,835
                                                             ----------      ----------

PRINCIPAL     REPURCHASE
   AMOUNT     AGREEMENT-1.74%
 $221,137     State Street Bank & Trust
              Co. Repurchase
              Agreement, 0.60%, dated
              12/31/2002, repurchase
              price $221,144, maturing
              1/2/2003 (collateralized
              by U.S. Treasury Bond,
              9.25%, 2/15/2016)                                 221,137         221,137
                                                                -------        --------

              Total Repurchase Agreement                        221,137          221,137
                                                                -------          ------

              Total Investments-100.18%                     $13,747,839       12,751,972
                                                            ===========

              Liabilities less Other Assets-(0.18)%                              (22,295)
                                                                                 -------
              NET ASSETS-100.00%                                             $12,729,677
                                                                             ===========

* Non-income producing.

GROWTH STATISTICAL SUMMARY

ARIEL PREMIER GROWTH FUND
(UNAUDITED)

                                                                           EARNINGS PER SHARE
                                                       52 - WEEK     -----------------------------
                                                         RANGE         2001     2002       2003      2001    2002     2003    MARKET
                                 TICKER    PRICE    --------------    ACTUAL   ESTIMATED ESTIMATED   P/E     P/E      P/E      CAP.
COMPANY                          SYMBOL  12/31/02   LOW       HIGH   CALENDAR  CALENDAR  CALENDAR CALENDAR CALENDAR CALENDAR   ($B)
Tech Data Corporation             TECD     26.96    24.10    51.17     2.04      2.33      2.52     10.8    11.57    10.69      1.5
Cognos Inc.                       COGN     23.45    14.77    30.17     0.22      0.76      0.88     28.5    31.04    26.56      2.1
Network Appliance, Inc.           NTAP     10.00     5.63    26.89     0.01      0.22      0.31     98.9    45.81    31.91      3.4
Jabil Circuit, Inc.               JBL      17.92    11.53    26.34     0.18      0.71      0.95     37.3    25.28    18.86      3.5
Broadcom Corp.                    BRCM     15.06     9.70    51.43   -10.79     -0.21      0.17       NM       NM    88.81      4.1
Noble Corp.                       NE       35.15    28.15    45.79     1.99      1.57      1.93     17.1    22.35    18.21      4.7
Microchip Technology, Inc.        MCHP     24.45    15.36    33.07     0.48      0.67      0.87     22.8    36.45    28.24      5.0
BJ Services Co.                   BJS      32.31    23.30    38.65     1.06      1.23      1.91      8.4    26.32    16.92      5.1
AmerisourceBergen Corp.           ABC      54.31    51.30    82.26     3.29      3.95      4.61     32.8    13.75    11.77      5.8
Symantec Corp.                    SYMC     40.51    27.67    45.81    -0.20      1.57      1.74     42.2    25.87    23.33      5.8
AutoZone, Inc.                    AZO      70.65    61.73    87.90     4.10      4.94      5.67     29.6    14.30    12.46      6.9
Pepsi Bottling Group, Inc.        PBG      25.70    21.70    34.38     1.07      1.43      1.70     22.0    17.93    15.12      7.2
Zimmer Holdings, Inc.             ZMH      41.52    29.37    42.60     0.77      1.29      1.50     39.7    32.26    27.72      8.1
Coca-Cola Enterprises             CCE      21.72    16.13    24.46    -0.05      1.01      1.17       NM    21.41    18.52      9.7
Danaher Corp.                     DHR      65.70    53.24    75.33     2.07      2.71      3.17     29.1    24.22    20.73     10.0
Bed Bath & Beyond, Inc.           BBBY     34.53    26.95    37.74     0.76      0.98      1.20     40.4    35.23    28.82     10.1
Maxim Integrated Products, Inc.   MXIM     33.04    21.35    59.35     0.80      0.93      1.20     42.9    35.47    27.56     10.5
State Street Corp.                STT      39.00    32.38    57.59     1.94      2.36      2.59     26.9    16.53    15.06     12.6
Harley-Davidson, Inc.             HDI      46.20    42.83    57.00     1.45      1.87      2.22     37.5    24.71    20.85     14.0
Accenture Ltd.                    ACN      17.99    12.20    29.90     0.57      1.01      1.12       NM    17.80    16.04     16.8
Forest Laboratories, Inc.         FRX      49.11    33.00    54.63     0.95      1.50      1.80     48.2    32.66    27.29     17.7
Kohl's Corp.                      KSS      55.95    49.45    77.75     1.48      1.89      2.29     62.8    29.66    24.46     18.9
Illinois Tool Works, Inc.         ITW      64.86    55.73    77.38     2.64      3.00      3.36     25.7    21.59    19.29     19.9
Liberty Media Corp.               L         8.94     6.29    14.86    -2.61     -1.18     -0.50       NM       NM       NM     23.1
Automatic Data Processing, Inc.   ADP      39.25    31.60    58.90     1.78      1.85      2.03     33.8    21.24    19.30     23.5
MBNA Corp.                        KRB      19.02    13.80    25.97     1.31      1.52      1.78     17.9    12.50    10.70     24.3
UnitedHealth Group, Inc.          UNH      83.50    68.13   100.37     2.92      4.20      5.05     24.2    19.86    16.52     25.2
Cardinal Health, Inc.             CAH      59.19    49.08    73.00     2.50      3.19      3.82     35.8    18.57    15.49     26.2
First Data Corp.                  FDC      35.41    25.65    45.00     1.12      1.66      1.90     35.0    21.36    18.62     26.6
Colgate-Palmolive Co.             CL       52.43    44.36    58.73     2.02      2.19      2.43     28.6    24.00    21.56     28.2
Qualcomm Inc.                     QCOM     36.39    23.75    52.05     0.47      1.23      1.38       NM    29.69    26.35     28.3
Lowe's                            LOW      37.50    33.50    48.10     1.33      1.78      2.11     25.2    21.04    17.81     29.3
United Technologies Corp.         UTX      61.94    49.19    77.25     4.06      4.40      4.69     15.9    14.08    13.20     29.3
Schering-Plough                   SGP      22.20    17.30    36.00     1.33      1.57      1.05     26.9    14.11    21.22     32.6
3M Company                        MMM     123.30   103.70   130.98     3.63      5.25      5.89     32.6    23.48    20.95     48.1
Wyeth                             WYE      37.40    29.75    66.21     1.74      2.22      2.46     35.3    16.87    15.20     49.6
Comcast Corp., Class A            CMCSK    22.59    16.80    37.33     2.16     -0.50      0.80     10.5       NM    28.23     52.0
Hewlett-Packard Co.               HPQ      17.36    11.16    23.53     0.32      1.19      1.47     52.6    14.58    11.78     53.0
Pharmacia Corp.                   PHA      41.80    31.32    46.25     0.98      1.55      1.78     43.5    26.98    23.45     54.0

                                                                            EARNINGS PER SHARE
                                                         52 - WEEK    -----------------------------
                                                           RANGE        2001      2002     2003      2001     2002    2003    MARKET
                                   TICKER      PRICE   --------------  ACTUAL   ESTIMATED ESTIMATED  P/E      P/E      P/E      CAP.
COMPANY                            SYMBOL    12/31/02   LOW     HIGH  CALENDAR   CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR  ($B)
Medtronic, Inc.                      MDT      45.60    33.74    51.21     0.81     1.41     1.64     51.3    32.34    27.84     55.6
Oracle Corp.                         ORCL     10.80     7.32    17.26     0.40     0.41     0.44     33.3    26.54    24.55     56.9
Amgen, Inc.                          AMGN     48.34    31.07    62.48     1.07     1.38     1.74     52.7    35.07    27.81     62.0
Abbott Labs                          ABT      40.00    31.00    57.70     1.00     2.07     2.29     55.8    19.34    17.51     62.5
Federal National Mortgage            FNM      64.33    59.54    83.15     5.92     6.29     7.06     13.4    10.23     9.11     63.9
Dell Computer Corp.                  DELL     26.74    22.33    30.94     0.48     0.80     0.98     30.0    33.32    27.15     69.0
Viacom, Inc.                         VIA.B    40.76    31.94    51.48    -0.13     1.22     1.44       NM    33.50    28.39     71.4
Cisco Systems, Inc.                  CSCO     13.10     8.60    21.00     0.26     0.54     0.62       NM    24.05    21.24     94.8
Intel Corp.                          INTC     15.57    13.22    35.79     0.19     0.49     0.63       NM    31.60    24.75    103.2
The Coca-Cola Co.                    KO       43.84    43.47    57.64     1.60     1.76     1.92     29.5    24.86    22.81    108.7
Procter & Gamble Co.                 PG       85.94    74.46    94.40     3.26     4.02     4.40     29.7    21.40    19.52    111.7
Merck & Co., Inc.                    MRK      56.61    39.05    64.37     3.18     3.14     3.39     18.5    18.05    16.68    127.2
American International Group, Inc.   AIG      57.85    51.10    79.61     2.10     3.41     3.96     37.8    16.95    14.61    150.9
Johnson & Johnson                    JNJ      53.71    41.85    65.49     1.87     2.25     2.62     31.6    23.88    20.49    159.5
Citigroup                            C        35.19    26.73    52.00     2.82     2.69     3.30     17.9    13.10    10.66    178.1
Pfizer, Inc.                         PFE      30.57    25.92    42.15     1.25     1.58     1.84     31.9    19.31    16.62    188.4
Wal-Mart Stores, Inc.                WMT      50.51    44.60    63.75     1.49     1.78     2.05     40.3    28.30    24.68    222.9
General Electric Co.                 GE       24.35    22.00    41.55     1.42     1.52     1.63     28.2    16.01    14.95    242.3
Microsoft Corp.                      MSFT     51.70    42.83    69.86     1.45     1.98     2.17     50.3    26.06    23.88    276.4

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. NM=Not Meaningful.

ARIEL PREMIER BOND FUND

DEAR FELLOW SHAREHOLDER: For the fourth quarter ended December 31, 2002, Ariel Premier Bond Fund, Institutional Class gained +1.45% and the Investor Class gained +1.34%. These results trailed the Lehman Brothers Aggregate Bond Index, which earned +1.57%. At year-end 2001, Treasury yields were close to historical lows and many expected fixed income securities to return less than their coupon rates in 2002. So much for expectations: the bond market fared even better in 2002 than in 2001, with the Lehman Brothers Aggregate Bond Index climbing +10.26% for the year. Ariel Premier Bond Fund, Institutional Class fared similarly, posting a +9.62% gain. The Investor Class returned +9.19% for the year.

Declining equity markets, an erratic economic recovery and the threat of war all contributed to lower yields and higher bond prices. The Federal Reserve cut interest rates in November, and only a modest raise in rates is expected later in 2003. As a result, Treasury yields finished the year at levels not seen since the late 1950s.

Sector allocation and issue selection were particularly important in the 2002 bond market. High yield bonds fared the worst, dramatically underperforming the investment-grade sector for the year. Investment-grade corporate bonds performed poorly versus Treasuries, as prices on a number of individual credits fell sharply. Commercial mortgage-backed securities, asset-backed securities and mortgages all performed well for the year. In summary, the best performing portfolios in 2002 were high-quality in character, with durations and maturities longer than the benchmark.

Ariel Premier Bond Fund's performance in 2002 was mixed. The difficult environment in the corporate market led to returns modestly behind the benchmark. Despite significant diversification in holdings, the Fund was negatively impacted by a couple of specific issues that suffered early in the year. This weakness offset the significant positive contribution from the Treasury Inflation Protected Securities (TIPS) held during the first half of 2002.

Ariel Premier Bond Fund's strategy is based on the current political uncertainty and its potential impact on fixed income markets. From a fundamental point of view, Treasury rates are low and do not offer much total return potential going forward. Spreads on corporate bonds and mortgages are on the wider side of historical averages and should likely outperform their Treasury benchmarks. However, the range of potential outcomes in the Middle East and now North Korea add immeasurable uncertainty. Accordingly, until there is more resolution to these risks, Ariel Premier Bond Fund will maintain a conservative bias. The Fund's overall duration equals that of the benchmark and total spread exposure is modestly below the index. The Fund is overweighted in corporate bonds and underweighted in agencies.

Over the short-term, Ariel Premier Bond Fund's strategy is most likely to be influenced by changes in the international outlook. We do not expect fixed income securities to repeat the stellar performance of 2002 again in 2003. As such, we urge investors to temper their expectations.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.              /s/ Kenneth R. Meyer

John W. Rogers, Jr.                  Kenneth R. Meyer
Chairman & CEO                       Chairman & CEO
Ariel Capital Management, Inc.       Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002 (assume reinvestment of dividends and capital gains)

                                      4TH QUARTER        YTD         1 YEAR        3 YEAR       5 YEAR        LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL        +1.45%        +9.62%        +9.62%        +9.07%       +6.79%           +6.87%

ARIEL PREMIER BOND FUND, INV. CL         +1.34%        +9.19%        +9.19%        +8.64%       +6.37%           +6.80%

LEHMAN BROS. AGGREGATE BOND INDEX        +1.57%       +10.26%       +10.26%       +10.10%       +7.55%           +7.63% (INST.)
                                                                                                                 +7.96% (INV.)

[CHART]

                                        ARIEL PREMIER        LEHMAN BROTHERS
                                          BOND FUND          AGGREGATE INDEX
GOVERNMENT & AGENCY                         20.59%                34.8%
MORTGAGE BACKED                             34.70%                35.1%
ASSET-BACKED                                 4.31%                 1.6%
COMMERCIAL MORTGAGE-BACKED                   2.44%                 2.3%
CORPORATE                                   23.81%                26.2%
CASH                                        14.15%                 0.0%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

[CHART]

                                                                LEHMAN BROS.
                                 BOND FUND - INV              AGG BOND INDEX
12/31/97                               10,838.12                   10,931.92
12/31/98                               11,621.39                   11,881.65
12/31/99                               11,508.60                   11,783.93
12/31/00                               12,630.62                   13,153.88
12/31/01                               13,515.65                   14,264.58
12/31/02                               14,757.76                   15,727.45

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

[CHART]

                                                                LEHMAN BROS.
                              BOND FUND - INSTIT              AGG BOND INDEX

12/31/95                            1,035,122.00                1,042,614.43
12/31/96                            1,067,708.51                1,080,467.86
12/31/97                            1,165,544.09                1,184,769.41
12/31/98                            1,254,703.31                1,287,698.59
12/31/99                            1,247,568.51                1,277,108.38
12/31/00                            1,373,199.21                1,425,579.51
12/31/01                            1,476,637.68                1,545,953.84
12/31/02                            1,618,726.12                1,704,495.68

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)


PAR VALUE     ASSET-BACKED SECURITIES-4.31%                     COST        MARKET VALUE
 $470,000     Capital One Master Trust, 2000-1 C,
              7.65%, 4/17/2006                                $468,927        $472,646
  245,000     Chase Manhattan Auto Owner Trust,
              2001-B A3, 3.09%, 11/15/2005                     244,969         247,835
  845,000     Chevy Chase Auto Receivables Trust,
              2001-2 A4, 4.44%, 4/16/2007                      844,906         878,309
  930,000     Citibank Credit Card Issuance Trust,
              2002-C2 C2, 6.95%, 2/18/2014                     927,748         991,476
  576,367     Conseco Finance, 2000-F AF3,
              7.17%, 9/15/2020                                 576,243         582,290
2,825,000     DaimlerChrysler Auto Trust,
              2001-C A3, 4.21%, 7/6/2005                     2,824,635       2,888,302
  385,000     Household Automotive Trust,
              2001-2 A4, 5.39%, 8/17/2008                      384,905         408,150
  126,771     HSBC Mortgage Loan Trust,
              2000-HSB1 A3, 7.11%, 12/16/2030                  126,771         127,102
  390,000     National City Auto Receivables Trust,
              2002-A A4, 4.83%, 8/15/2009                      389,944         412,480
1,250,000     Permanent Financing plc, 1 2A,
              4.20%, 6/10/2007                               1,249,718       1,297,754
  389,663     PNC Mortgage Securities Corp.,
              2000-9 A3, 7.19%, 9/25/2005                      391,672         388,942
  207,953     Railcar Trust, 1992-1 A,
              7.75%, 6/1/2004                                  210,123         216,860
  450,000     Union Acceptance Corp., 2000-D A4,
              6.89%, 4/9/2007                                  449,982         481,045
   505,000    Whole Auto Loan Trust, 2002-1 A3,
              2.60%, 8/15/2006                                 504,982         510,934
                                                               -------         -------
              Total Asset-Backed Securities                  9,595,525       9,904,125
                                                             ---------       ---------
              SECURITIES-2.44%
  $749,379    Banc One/FCCC Commercial Mortgage
              Loan, 2000-C1A A1,
              6.664%, 10/18/2031+                             $749,392        $766,866
   729,816    Chase Commercial Mortgage Securities
              Corp., 2000-3 A1, 7.093%, 10/15/2032             762,628         813,757
 1,330,000    Chase Commercial Mortgage Securities
              Corp., 2000-3 A2, 7.319%, 10/15/2032           1,332,872       1,565,668
   278,894    Commercial Mortgage, 2001-J1A A1,
              6.144%, 2/14/2034+                               281,568         302,366
   860,000    JP Morgan Commercial Mortgage
              Finance Corp., 1997-C5 A3,
              7.088%, 9/15/2029                                916,726         975,791
 1,025,000    Prudential Securities Secured Financing,
              1999-C2 A2, 7.193%, 6/16/2031                  1,041,751       1,188,656
                                                             ---------       ---------

              Total Commercial
              Mortgage-Backed Securities                     5,084,937       5,613,104
                                                             ---------       ---------

              CORPORATE DEBT-23.81%
   425,000    Alcoa, Inc., 7.375%, 8/1/2010                    482,362         502,373
   625,000    American General Capital II,
              8.50%, 7/1/2030                                  687,043         816,794
   400,000    American General Finance,
              5.375%, 10/1/2012                                396,800         408,862
 1,400,000    AOL Time Warner, Inc.,
              7.625%, 4/15/2031                              1,302,087       1,438,898
   495,000    Archer Daniels Midland Co.,
              6.625%, 5/1/2029                                 461,595         543,311
   360,000    AT&T Corp., 7.30%, 11/15/2011                    371,553         393,482
   170,000    AT&T Corp., 6.50%, 3/15/2013                     148,185         170,532
   290,000    AT&T Wireless Group, 7.35%, 3/1/2006             289,924         298,700
   700,000    AXA Financial, Inc., 8.60%, 12/15/2030           768,967         799,653
   360,000    Bank of America Corp., 5.25%, 2/1/2007           358,890         387,687

PAR VALUE     CORPORATE DEBT-23.81% (CONT)                      COST        MARKET VALUE
  $550,000    Bank of New York, 5.50%, 12/1/2017              $548,983        $568,390
   450,000    Bank One Corp., 5.25%, 1/30/2013                 445,114         463,210
   275,000    BellSouth Capital Funding,
              7.875%, 2/15/2030                                300,832         337,682
   255,000    BellSouth Corp., 6.875%, 10/15/2031              253,363         285,825
   360,000    Boeing Co., 6.875%, 10/15/2043                   323,445         371,803
   350,000    British Telecom plc, 7.625%, 12/15/2005          373,004         394,697
   465,000    Burlington Resources, Inc.,
              6.68%, 2/15/2011                                 465,000         519,806
   425,000    Campbell Soup Co., 6.75%, 2/15/2011              444,836         484,383
   425,000    Caterpillar Financial Services Corp.,
              5.95%, 5/1/2006                                  424,641         459,567
   650,000    Citigroup, Inc., 5.625%, 8/27/2012               649,127         683,463
 1,000,000    Citigroup Capital II, 7.75%, 12/1/2036         1,034,755       1,084,486
   920,000    Comcast Cable Communications,
              7.125%, 6/15/2013                                921,501         979,122
 1,030,000    Conoco, Inc., 6.95%, 4/15/2029                 1,038,646       1,167,384
 1,910,000    Core Investment Grade Trust,
              4.727%, 11/30/2007                             1,910,000       1,941,553
   460,000    Corp. Andina De Fomento,
              7.375%, 1/18/2011                                458,545         496,012
   725,000    Countrywide Home Loan,
              6.85%, 6/15/2004                                 733,226         771,235
   455,000    Cox Communications, Inc.,
              6.75%, 3/15/2011                                 448,118         489,572
   525,000    CS First Boston USA, Inc.,
              5.75%, 4/15/2007                                 523,852         562,003
   485,000    DaimlerChrysler NA Holding,
              6.40%, 5/15/2006                                 481,821         522,810
  $440,000    Deutsche Telekom, 8.25%, 6/15/2030              $476,901        $508,266
   420,000    Devon Financing Corp.,
              7.875%, 9/30/2031                                419,086         494,641
   550,000    Dow Chemical Co., 7.375%, 11/1/2029              572,067         595,147
   440,000    Duke Energy Corp., 6.25%, 1/15/2012              438,889         459,215
   550,000    EOP Operating LP, 6.375%, 2/15/2003              550,768         552,446
   280,000    FedEx Corp., 6.625%, 2/12/2004                   279,873         292,107
   350,000    FirstEnergy Corp., 7.375%, 11/15/2031            333,253         339,285
 1,135,000    First Union Corp., 7.55%, 8/18/2005            1,169,109       1,278,828
   285,000    Ford Motor Credit Co.,
              7.50%, 3/15/2005                                 285,719         290,775
 1,000,000    Ford Motor Credit Co.,
              6.875%, 2/1/2006                               1,017,619       1,001,752
 1,750,000    Ford Motor Credit Co.,
              7.375%, 2/1/2011                               1,720,160       1,701,682
   250,000    General Electric Capital Corp.,
              6.00%, 6/15/2012                                 248,202         269,919
   700,000    General Electric Capital Corp.,
              5.45%, 1/15/2013                                 697,849         727,115
   550,000    General Electric Capital Corp.,
              6.75%, 3/15/2032                                 530,544         608,074
 1,100,000    General Motors Acceptance Corp.,
              7.50%, 7/15/2005                               1,117,336       1,158,395
   420,000    General Motors Acceptance Corp.,
              7.25%, 3/2/2011                                  418,800         427,993
 1,560,000    General Motors Acceptance Corp.,
              8.00%, 11/1/2031                               1,560,530       1,568,494
 1,035,000    GTE Corp., 6.94%, 4/15/2028                    1,030,861       1,085,978

PAR VALUE     CORPORATE DEBT-23.81% (CONT)                      COST        MARKET VALUE
  $100,000    Household Finance Corp.,
              6.50%, 1/24/2006                                 $99,858        $106,492
   345,000    Household Finance Corp.,
              5.75%, 1/30/2007                                 334,078         361,082
   275,000    Household Finance Corp.,
              7.00%, 5/15/2012                                 276,437         301,204
   405,000    International Paper Co.,
              8.125%, 7/8/2005                                 404,791         453,315
   625,000    Israel Electric Corp. Ltd.,
              7.95%, 5/30/2011+                                622,077         659,083
   575,000    Kohl's Corp., 7.25%, 6/1/2029                    572,903         675,586
   580,000    Kroger Co., 6.75%, 4/15/2012                     579,347         641,831
   570,000    Lehman Bros. Holdings,
              7.00%, 2/1/2008                                  569,828         644,417
   320,000    Liberty Property LP, 8.50%, 8/1/2010             335,707         374,832
   740,000    Lockheed Martin Corp.,
              6.75%, 3/15/2003                                 741,435         746,333
   315,000    Marathon Oil Corp., 6.80%, 3/15/2032             310,564         326,829
   415,000    Marshall & Ilsley Bank,
              6.375%, 9/1/2011                                 413,005         464,438
   125,000    Masco Corp., 6.75%, 3/15/2006                    124,830         134,961
   360,000    MeadWestvaco Corp., 6.85%, 4/1/2012              357,745         399,466
   510,000    Morgan Stanley Dean Witter,
              6.60%, 4/1/2012                                  507,569         565,242
   600,000    News America, Inc.,
              7.625%, 11/30/2028                               548,627         612,604
   315,000    Northern State Power-Minn.,
              8.00%, 8/28/2012+                                315,000         357,091
  $667,709    Northwest Airlines Corp.,
              7.575%, 3/1/2019                                $667,709        $626,132
   700,000    PNC Funding Corp., 6.125%, 9/1/2003              702,696         718,237
   450,000    PP&L Capital Funding, Inc.,
              8.375%, 6/15/2007                                452,094         489,119
   410,000    Progress Energy, Inc., 6.75%, 3/1/2006           409,751         440,368
   740,000    Progressive Corp., 6.375%, 1/15/2012             738,573         808,606
   575,000    Prudential Funding LLC,
              6.60%, 5/15/2008+                                574,463         636,386
   555,000    Regions Financial Corp.,
              7.00%, 3/1/2011                                  552,960         636,003
   415,000    SLM Corp., 5.125%, 8/27/2012                     412,197         425,630
   675,000    Spear Leeds & Kellogg LP,
              8.25%, 8/15/2005+                                673,797         761,470
   450,000    Sprint Capital Corp.,
              7.625%, 1/30/2011                                409,912         427,500
   700,000    Target Corp., 5.50%, 4/1/2007                    697,592         755,780
   315,000    Telefonica Europe BV,
              7.75%, 9/15/2010                                 315,215         364,145
   720,000    Tenet Healthcare Corp.,
              5.00%, 7/1/2007                                  714,054         651,600
 1,570,000    United Mexican States,
              8.375%, 1/14/2011                              1,614,792       1,774,100
   220,000    Verizion Global Funding Corp.,
              7.375%, 9/1/2012                                 218,948         253,119
   600,000    Viacom, Inc., 7.75%, 6/1/2005                    668,099         672,212
   505,000    Virginia Electric & Power,
              5.375%, 2/1/2007                                 503,139         535,053
 1,160,000    Vodafone Group plc,
              6.25%, 11/30/2032                              1,159,676       1,158,663

PAR VALUE     CORPORATE DEBT-23.81% (CONT)                     COST         MARKET VALUE
  $665,000    Walt Disney Co., 6.375%, 3/1/2012               $663,634        $727,359
   540,000    Washington Mutual, 6.875%, 5/15/2011             537,172         602,678
   500,000    Weyerhaeuser Co., 6.125%, 3/15/2007              499,429         535,294
   700,000    Wyeth, 6.25%, 3/15/2006                          699,938         760,512
   435,000    Zurich Capital Trust I,
              8.376%, 6/1/2037+                                463,477         400,340
                                                               -------         -------
              Total Corporate Debt                          51,376,899      54,688,519
                                                            ----------      ----------

              U.S. GOVERNMENT AGENCIES-34.70%

              MORTGAGE-BACKED SECURITIES--34.70%
 6,275,000    Fannie Mae, 2.75%, 11/14/2005                  6,274,830       6,314,796
   655,000    Fannie Mae, 0.00%, 7/5/2014                      329,807         366,949
19,605,000    Fannie Mae, 6.50%, 1/1/2033#                  20,278,922      20,407,589
 4,862,160    Fannie Mae, Benchmark Bond,
              6.00%, 6/1/2014                                4,820,433       5,106,048
 1,204,331    Fannie Mae, Benchmark Bond,
              6.00%, 11/1/2015                               1,251,051       1,264,741
   500,000    Freddie Mac, 5.00%, 9/15/2007                    513,176         517,861
 4,730,000    Freddie Mac, 6.00%, 5/25/2012                  4,715,759       4,939,558
 9,620,000    Freddie Mac, Gold,
              5.50%, 1/1/2018#                               9,893,569       9,968,725
   793,181    Freddie Mac, Gold,
              6.50%, 11/1/2025                                 752,103         831,053
20,445,000    Freddie Mac, Gold,
              6.00%, 2/1/2033#                              21,083,906      21,058,350
 8,570,000    Freddie Mac, Gold,
              6.50%, 1/1/2033#                               8,861,916       8,923,513
                                                             ---------       ---------
              Total U.S. Government Agencies                78,775,472      79,699,183
                                                            ----------      ----------

              U.S. GOVERNMENT OBLIGATIONS-20.59%

 $160,000     U.S. Treasury Bond,
              9.00%, 11/15/2018                               $207,348        $238,212
1,015,000     U.S. Treasury Bond,
              8.125%, 8/15/2019                              1,306,095       1,413,784
  210,000     U.S. Treasury Bond,
              8.125%, 8/15/2021                                263,546         295,526
  175,000     U.S. Treasury Bond,
              6.00%, 2/15/2026                                 196,838         200,546
  195,000     U.S. Treasury Bond,
              6.375%, 8/15/2027                                229,330         234,381
3,245,000     U.S. Treasury Bond,
              5.50%, 8/15/2028                               3,426,765       3,506,122
  125,000     U.S. Treasury Bond,
              5.25%, 11/15/2028                                115,401         130,562
  550,000     U.S. Treasury Bond,
              5.375%, 2/15/2031                                544,549         599,586
   60,000     U.S. Treasury Note,
              7.875%, 11/15/2004                                65,504          67,001
  460,000     U.S. Treasury Note,
              6.75%, 5/15/2005                                 498,624         512,846
1,175,000     U.S. Treasury Note,
              7.00%, 7/15/2006                               1,344,545       1,362,311
4,565,000     U.S. Treasury Note,
              6.50%, 10/15/2006                              4,925,278       5,243,332
5,000,000     U.S. Treasury Note,
              3.50%, 11/15/2006                              4,958,757       5,203,125
  345,000     U.S. Treasury Note,
              6.25%, 2/15/2007                                 367,516         395,820
  515,000     U.S. Treasury Note,
              4.375%, 5/15/2007                                528,644         553,021

PAR VALUE     U.S. GOVERNMENT OBLIGATIONS-20.59% (CONT)        COST         MARKET VALUE
 $850,000     U.S. Treasury Note,
              5.625%, 5/15/2008                               $952,292        $964,351
7,645,000     U.S. Treasury Note,
              6.00%, 8/15/2009                               8,245,765       8,888,505
1,330,000     U.S. Treasury Note,
              6.50%, 2/15/2010                               1,445,084       1,589,765
5,385,000     U.S. Treasury Note,
              5.75%, 8/15/2010                               6,064,712       6,191,490
1,220,000     U.S. Treasury Note,
              5.00%, 2/15/2011                               1,273,952       1,340,475
3,890,000     U.S. Treasury Note,
              4.875%, 2/15/2012                              4,143,500       4,224,143
4,630,000     U.S. Treasury Strip,
              0.00%, 5/15/2021                               1,522,431       1,774,110
6,350,000     U.S. Treasury Strip,
              0.00%, 11/15/2021                              2,013,313       2,361,775
                                                             ---------      ----------
              Total U.S. Government Obligations             44,639,789      47,290,789
                                                            ----------      ----------

              ASSET-BACKED FLOATERS**-32.12%
1,803,000     Access Group, Inc., 2002-1 A1,
              1.47%, 6/25/2009*                              1,803,544       1,802,094
1,370,000     American Express Credit Account
              Master Trust, 2002-4 A,
              1.46%, 2/15/2008*                              1,369,310       1,370,022
1,575,000     American Express Master Trust,
              2002-1 A, 1.49%, 12/15/2005*                   1,575,590       1,576,316
  515,000     American Express Master Trust, 2002-2 A,
              1.47%, 5/15/2006*                                515,000         515,008
1,075,000     Americredit Automobile Receivables
              Trust, 2002-A A3, 1.64%, 10/12/2006*          $1,074,538      $1,075,152
  350,000     Americredit Automobile Receivables
              Trust, 2002-EM A3B, 1.70%, 3/6/2007*             350,000         351,549
  866,581     Amortizing Residential Collateral Trust,
              2002-BC6 A2, 1.77%, 8/25/2032*                   866,581         866,349
  390,000     ARG Funding Corp., 2002-2A A,
              2.67%, 2/20/2006+*                               390,000         388,131
2,000,000     Associates Credit Card Trust, 2000-1 A,
              1.545%, 5/17/2006*                             2,000,877       2,000,230
  220,000     Bishop's Gate Residential Mortgage
              Trust, 2001-1A A2,
              1.68875%, 3/20/2004+*                            220,000         219,930
  380,000     Capital Auto Receivables Asset Trust,
              2002-5 A2A, 1.8625%, 1/18/2005*                  380,000         379,911
1,085,000     Capital Auto Receivables Asset Trust,
              2002-4 A3, 1.8525%, 1/16/2006*                 1,085,000       1,085,018
1,135,000     Capital Auto Receivables Asset Trust,
              2001-1 A5, 1.50%, 7/15/2006*                   1,135,000       1,135,019
  700,000     Capital One Auto Finance Trust,
              2002-B A3B, 1.67%, 10/16/2006*                   700,000         700,590
2,240,000     Carco Auto Loan Master Trust,
              2000-B A1, 1.50%, 10/17/2005*                  2,240,000       2,239,859
1,910,000     Chase Credit Card Master Trust,
              2002-2 A, 1.47%, 7/16/2007*                    1,910,000       1,911,292
2,430,000     Chase Credit Card Master Trust,
              2002-6 A, 1.48%, 1/15/2008*                    2,430,000       2,430,039
   81,083     Chase Funding Mortgage Loan,
              2001-4 1A1, 1.64%, 4/25/2016*                     80,961          81,127

PAR VALUE     ASSET-BACKED FLOATERS**-32.12% (CONT)            COST        MARKET VALUE
 $290,000     Chesapeake Funding LLC, 2002-1 A1,
              1.63375%, 6/7/2007*                             $290,000        $290,087
  920,000     Circuit City Credit Card Master Trust,
              2000-1 A, 1.65%, 2/15/2006*                      920,436         920,040
3,130,000     Citibank Credit Card Issuance Trust,
              2002-A5 A5, 1.45%, 9/17/2007*                  3,130,297       3,128,509
  236,001     CNH Equipment Trust, 2001-A A3,
              1.59%, 11/15/2005*                               236,001         235,923
1,120,577     Commercial Mortgage, 2000-FL3A A,
              1.64%, 11/15/2012+*                            1,120,577       1,120,288
1,320,000     Commercial Mortgage, 2001-FL4A A2,
              1.66%, 4/15/2013+*                             1,320,000       1,318,279
  164,958     Conseco Finance Securitizations Corp.,
              2001-1 A1A, 1.69875%, 7/1/2032*                  164,981         164,956
1,670,111     Fannie Mae Grantor Trust,
              2001-T13 A1, 1.58%, 3/25/2032*                 1,670,111       1,666,267
  654,641     Fannie Mae Grantor Trust,
              2002-T5 A1, 1.54%, 5/25/2032*                    654,641         654,657
1,604,477     Fannie Mae Grantor Trust,
              2002-T7 A1, 1.53%, 7/25/2032*                  1,604,477       1,600,064
2,429,145     Fannie Mae Grantor Trust,
              2002-T13 A1, 1.52%, 8/25/2032*                 2,428,609       2,428,588
1,359,884     Fannie Mae Whole Loan, 2002-W11
              AV1, 1.59%, 11/25/2032*                        1,359,884       1,359,686
  191,307     First Franklin Mortgage Loan Trust,
              2002-FF1 1A1, 1.55%, 4/25/2032*                  191,307         191,308
  885,000     First National Master Note Trust,
              2002-1 A, 1.53%, 3/17/2008*                      885,000         886,243
1,750,000     First USA Credit Card Master Trust,
              1999-1 A, 1.57%, 10/19/2006*                  $1,752,414      $1,751,140
3,000,000     First USA Credit Card Master Trust,
              1998-4 A, 1.54%, 3/18/2008*                    3,004,713       3,005,391
  730,000     Fleet Credit Card Master Trust II,
              2002-A A, 1.47%, 10/15/2007*                     729,485         730,178
  650,000     Ford Credit Auto Owner Trust,
              2001-A A5, 1.54%, 4/15/2005*                     650,000         650,079
  720,000     Ford Credit Auto Owner Trust,
              2002-D A3B, 2.22%, 2/15/2006*                    720,000         720,384
2,505,000     Ford Credit Floorplan Master Owner
              Trust, 2001-1 A, 1.51%, 7/17/2006*             2,507,111       2,506,587
  814,333     Freddie Mac, T-23 A,
              1.56%, 5/25/2030*                                814,959         816,165
1,716,819     Freddie Mac, T-36 A,
              1.57%, 1/25/2032*                              1,717,019       1,713,641
  540,995     Freddie Mac, T-49 AV,
              1.57%, 12/25/2032*                               540,995         540,737
  485,000     Holmes Financing plc, 3 2A,
              1.935%, 1/15/2007*                               485,455         484,903
1,050,000     Holmes Financing plc, 2 2A,
              1.955%, 7/15/2017*                             1,051,342       1,050,210
1,490,000     Household Credit Card Master Note
              Trust, 2002-1 A, 1.55%, 7/15/2008*             1,490,000       1,492,921
1,570,560     Madison Residential Securities Funding,
              2000-1A A, 1.57%, 9/17/2003+*                  1,570,520       1,569,932
1,825,000     MBNA Credit Card Master Note Trust,
              2002-A12 A12, 1.48%, 4/15/2008*                1,825,000       1,824,484

PAR VALUE     ASSET-BACKED FLOATERS**-32.12% (CONT)              COST        MARKET VALUE
  $390,000    MBNA Credit Card Master Trust,
              1997-K A, 1.54%, 4/15/2008*                      $390,581        $390,563
   583,776    Merit Securities Corp., 11PA 2A3,
              1.87%, 9/28/2025+*                                584,550         583,776
   305,000    Metris Master Trust, 2002-3A A,
              1.72%, 5/20/2009*                                 305,000         298,222
 1,076,550    MMCA Automobile Trust, 2001-2 A3,
              1.60%, 9/15/2005*                               1,076,395       1,076,715
   745,000    National City Credit Card Master Trust,
              2000-1 A, 1.57%, 8/15/2007*                       746,006         746,761
 1,000,000    Nenet Student Loan Trust, 2002-2 A2,
              1.43%, 6/25/2011*                               1,000,000       1,000,010
   635,000    NPF XII, Inc., 2002-1A A,
              2.39%, 5/2/2005+*                                 634,757         130,175
   305,000    Rental Car Finance Corp., 2002-1A A,
              1.68%, 8/25/2006+*                                305,000         303,963
   884,685    Residential Asset Mortgage Products,
              Inc., 2002-RZ3 A1, 1.59%, 12/25/2020*             884,685         884,832
   390,086    Residential Asset Mortgage Products,
              Inc., 2002-RS2 AI1, 1.58%, 4/25/2021*             390,086         390,077
 1,127,075    Residential Asset Mortgage Products,
              Inc., 2002-RS3 AI1, 1.55%, 1/25/2022*           1,126,996       1,126,930
   346,010    Residential Asset Mortgage Products,
              Inc., 2002-RS5 AII, 1.79%, 9/25/2032*             346,010         345,511
 1,233,924    Residential Asset Securities Corp.,
              2002-KS2, AI1, 1.56%, 10/25/2017*               1,233,924       1,234,902
   106,237    Residential Asset Securities Corp.,
              2001-KS2 AI1, 1.53%, 4/25/2018*                   106,157         106,237
  $648,266    Residential Funding Mortgage Securities I,
              2002-HI4 A1, 1.55%, 7/25/2010*                   $648,266        $648,313
 1,000,000    Superior Wholesale Inventory Financing
              Trust, 2001-A7 A, 1.51%, 3/15/2006*             1,000,946       1,000,258
 5,080,000    Toyota Auto Receivables Owner Trust,
              2001-A A4, 1.53%, 9/17/2007*                    5,081,899       5,082,383
 2,100,000    World Financial Network Credit Card
              Master Trust, 2001-A A,
              1.66%, 6/16/2008*                               2,100,720       2,101,059
 1,380,000    World Omni Master Owner Trust,
              2001-1 A, 1.55%, 2/15/2006*                     1,380,000       1,380,179
                                                              ---------       ---------
              Total Asset-Backed Floaters                    74,303,713      73,780,149
                                                             ----------      ----------

  PRINCIPAL   SHORT-TERM INVESTMENTS-7.66%
    AMOUNT
              COMMERCIAL PAPER
 2,000,000    International Lease Finance,
              1.29%, 1/6/2003*                                1,999,642       1,999,642
 2,000,000    National Australia Funding, Inc.,
              1.29%, 1/2/2003*                                1,999,928       1,999,928
 2,000,000    Royal Bank of Scotland,
              1.32%, 1/14/2003*                               1,999,047       1,999,047
 2,000,000    Societe General North America, Inc.,
              1.28%, 1/15/2003*                               1,999,005       1,999,005
 2,000,000    UBS Finance, Inc.,
              1.33%, 1/10/2003*                               1,999,335       1,999,335
 2,000,000    Wells Fargo & Co.,
              1.28%, 1/14/2003*                               1,999,075       1,999,075

  PRINCIPAL   SHORT-TERM INVESTMENTS-7.66% (CONT)              COST         MARKET VALUE
    AMOUNT
              REPURCHASE AGREEMENT
$5,593,713    State Street Bank & Trust Co.
              Repurchase Agreement, 0.60%,
              dated 12/31/2002, repurchase price
              $5,593,899, maturing 1/2/2003
              (collateralized by U.S. Treasury
              Note, 4.875%, 2/15/2012)                       $5,593,713      $5,593,713
                                                             ----------      ----------

              Total Short-Term Investments                   17,589,745      17,589,745
                                                             ----------      ----------

              Total Investments-125.63%                    $281,366,080     288,565,614
                                                           ============

              Liabilities less Other Assets-(25.63)%                        (58,873,810)
                                                                           ------------

              NET ASSETS-100.00%                                           $229,691,804
                                                                           ============

+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

#    When-issued security.

* Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2002.

** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2002.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League and the Chicago Urban League Development Corporation, which have worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A. Bill serves as co-executive director and a senior faculty member of the Shalem Institute for Spiritual Formation, an internationally known ecumenical training institute for contemplative living founded in 1973. He holds a B.S. from Georgetown University.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a board member of Tellabs as well as a director of the Chicago Public Library and The Field Museum. Mellody works with a variety of civic institutions, including those affiliated with Princeton. Additionally, she is a regular financial correspondent for ABC's GOOD MORNING AMERICA.

CHRISTOPHER G. KENNEDY Chris is president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his Masters of Management at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's chief investment officer, he manages Ariel's small and mid-cap institutional portfolios as well as Ariel Fund and Ariel Appreciation Fund. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as chairman of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation. In addition, he is a regular outside columnist for FORBES magazine.

[ARIEL MUTUAL FUNDS LOGO]
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Kansas City, Missouri
64121-9121
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